UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-10475
                                                     ---------

                           COUNTRY MUTUAL FUNDS TRUST
                           --------------------------
               (Exact name of registrant as specified in charter)

                      1705 N. TOWANDA AVE., P.O. BOX 2020
                      -----------------------------------
                             BLOOMINGTON, IL  61702
                             ----------------------
              (Address of principal executive offices) (Zip code)

                                 PAUL M. HARMON
                                 --------------
                         OFFICE OF THE GENERAL COUNSEL
                         -----------------------------
                               1701 TOWANDA AVE.
                               -----------------
                             BLOOMINGTON, IL  61702
                             ----------------------
                    (Name and address of agent for service)

                                 1-800-245-2100
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: JUNE 30, 2005
                         -------------

Date of reporting period:  JUNE 30, 2005
                           -------------

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------
                                 Annual Report
                                 JUNE 30, 2005

                          (COUNTRY MUTUAL FUNDS LOGO)

COUNTRY Growth Fund
COUNTRY Balanced Fund
COUNTRY Tax Exempt Bond Fund
COUNTRY Short-Term Bond Fund
COUNTRY Bond Fund

                  INVESTMENT ADVISOR'S LETTER TO SHAREHOLDERS
                                                                       July 2005
Dear Shareholders:

  "Patience is waiting. Not passively waiting. That is laziness. But to keep going when the going is hard and slow -- that is patience." Source unknown

  Six months ago in this letter we reviewed the continued cautious outlook we have for security markets and noted that we had held that view for an extended time period. Since our views have changed very little in the intervening period, we felt it appropriate to somehow bring the theme of patience into this communication. It is frustrating for us to "play defense" for so long, but that will be our game plan until we see some meaningful indicators of change.

  We are not passively waiting for things to change. Each day we look at new information and try to discern the impact it will have. Still, the economic indicators do not encourage us to become more aggressive. On the surface, measurements of manufacturing expansion and capacity, foreign trade deficits, federal budget deficit, and inflation may seem to be positive. But when examined at a deeper level in the context of all available information, we feel that they paint a picture of continued slow recovery that is likely becoming even more anemic.

  With the exception of a fourth quarter rally last year, equity markets have been mired in a trading range for about a year and a half. Valuation levels have become less extended as earnings have improved, but by no means are we seeing any bargain levels. Stocks seem to be discounting an environment of continued economic and earnings improvement with little or no margin of error if expectations are not realized.

  Bond markets have provided the most surprise for investors in the recent past. In spite of the Federal Reserve Board's continuing moves to raise short-term interest rates, longer term rates have declined with the ten year Treasury note dropping below 4%. Even so, disappointments on an individual issue basis (as occurred when General Motors and Ford were both downgraded to "junk" status) provide caution signals in the corporate markets.

  In short, investors seem to be anticipating few changes that would impact today's investment decisions, yet history tells us that changes are inevitable in both the domestic and global economies. So we will wait patiently, while the going is hard and slow, until we gain greater insight to the market shifts that will inevitably occur.

  Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month end may be obtained by calling or visiting www.countryinvestment.com.
                                       -------------------------

                              COUNTRY GROWTH FUND
                       INCEPTION DATE 04/21/66 (CLASS Y)

  The annualized returns for the Fund for the period ended June 30, 2005, are as follows:

                     1 Year           5 Years           10 Years
                     -----            -------           --------
                     6.23%             0.56%             9.50%

  These returns assume all dividends and capital gains distributions were reinvested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced.

  Over the past year, domestic equity markets as measured by the S&P 500 Index had a total return of 6.32%. The average mutual fund with similar characteristics as the Growth Fund (represented by Lipper, Inc.' s Large-Cap Core group) returned 4.41% during this same time period. The Growth Fund (Class
Y) ranked in the top 34% compared to the Lipper peer group for the past year, in the top 13% for the past five years, and in the top 24% for the past ten years. (Actual Lipper Ranking was 303 out of 908 Large Cap Core Funds for the one-year, 78 out of 618 Funds for the five-year and 54 out of 231 Funds for the ten-year periods ending 06/30/05, based on total Fund returns.)

  Following a rally in the fourth quarter of 2004, stocks have generally moved in a trading range for the first half of 2005. The Growth Fund essentially matched the performance of the broader market, as measured by the S&P 500, for the past six months. There has been no change in our cautious outlook for equities. Valuations remain high by historical standards and macroeconomic fundamentals continue to have the potential to exert pressure on markets. Given these concerns, we see no reason to change our present defensive strategies, although we recognize that performance could lag during any significant market rally.

  As indicated above, we continue to have a bias toward caution in our approach to common stocks. At present we are focused on controlling risk for our shareholders as we look for signs that would allow us to take a more aggressive approach to the market.

                              COUNTRY BALANCED FUND
                       INCEPTION DATE 12/07/78 (CLASS Y)

  The annualized returns for the Fund for the period ended June 30, 2005, are as follows:
                     1 Year           5 Years           10 Years
                     ------           -------           --------
                     6.04%             1.83%             7.75%

  These returns assume all dividends and capital gains distributions were reinvested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced.

  Gains in stock prices continued during the last twelve months, although the pace slowed significantly from recent years. Stocks, as measured by the S&P 500 Index, rose 6.32%. Much of this positive return was due to one sector of the market - energy. Strong worldwide demand coupled with concerns over future supply shortages combined to spark a huge rally in the price of crude oil. This rally spilled over into most energy names. Fortunately, we have been heavily invested in these securities in the COUNTRY Balanced Fund. The result was strong performance in the equity portion of the portfolio.

  Besides rising energy prices, many investors were also focused on the Federal Reserve. In an effort to slowly cool the U.S. economy, the Federal Reserve has been ratcheting up the Fed Funds Rate at a steady pace since last June. At that time, the rate was 1%. Today, it is 3.25%. Surprisingly, long-term bonds have not reacted much to any of these moves. The 10 year U.S. Treasury ended the quarter at 3.91%, virtually unchanged from recent levels. The yield curve is now virtually flat. While there is no way to know with certainty how long this trend can last, we are approaching this market cautiously. We will continue to search for the best values in the higher-quality sectors of the bond market.

                           COUNTRY TAX-EXEMPT BOND FUND
                       INCEPTION DATE 12/07/78 (CLASS Y)

  The annualized total returns for the Fund for the period ending June 30, 2005, are as follows:
                 1 Year             5 Years             10 Years
                 ------             -------             --------
                 3.37%               4.42%               4.81%

  These returns assume all dividends and capital gains distributions were reinvested. Although the Fund's income is exempt from federal income tax, it may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax.

  Over the past year, tax-exempt yields moved lower along with Treasury yields despite the Federal Reserve raising short-term interest rates. The combination of foreign investors and domestic pension fund buyers spurred the lower long-term rate environment. Yields on the Bond Buyer Index 20 began the year at 4.98%, trending downward to 4.24%, thus ending the year 74 basis points lower. The best performance over the past year was in the 22+ year maturity range. The underperformance of 1 - 3 year maturities was clearly Federal Reserve driven, and the 5 year sector performed well due to the individual investor.

  Municipal bond issuance for the year ending June 30, 2005, increased slightly over the previous year to $383 billion. For individual investors, interest was sparse and primarily focused in the 1 - 10 year area of the curve. Tax-exempt bond funds saw lackluster growth as individuals looked to other asset classes offering higher yields. Despite 2004 being one of the worst hurricane seasons on record, property and casualty insurance companies were highly profitable, and
thus continued buying tax-exempt bonds.   Other market participants, especially
arbitrage/hedge funds, took advantage of favorable ratios of municipals to Treasuries and the relative steepness of the municipal curve.

  Anticipating a rising interest rate environment, we kept our average maturity just short of the Index. The Fund's one year total return was 3.37%. This compares to the Lipper Intermediate Municipal Bond Index return of 5.04%.

                          COUNTRY SHORT-TERM BOND FUND
                       INCEPTION DATE 01/02/97 (CLASS Y)

  The annualized total returns for the Fund for the period ending June 30, 2005, are as follows:
                     1 Year           5 Years       Since Inception
                     ------            ------       ---------------
                     2.34%             4.37%             4.61%

  These returns assume all dividend and capital gain distributions were reinvested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced.

  The Federal Reserve raised their target for short-term interest rates eight consecutive times during the past year. With a goal of keeping inflation well contained, their actions brought the benchmark overnight lending to 3.25%, the highest level since August 2001. The main story for bonds during this period, however, was the flattening of the yield curve as longer-maturity bonds sustained strong demand from foreign central banks, pension funds, and investors who remain skeptical of the prospects for economic growth. The gap between two-year and ten-year U.S. Treasury yields contracted from 1.91% a year ago to only 0.28% by quarter-end. With the exception of some temporary volatility caused by downgrades in the auto sector, the credit environment for corporate issuers remained robust.

  The COUNTRY Short-Term Bond fund finished the year with a total return of 2.34% versus 2.46% for the Merrill Lynch 1-3 year Domestic Bond index and 2.31% for the Lipper Short-term Investment Grade Bond average. A significant exposure to mortgage-backed securities helped the Fund's performance, while our high quality bias was a slight drag.

  With the uncertain outlook for interest rates, the Fund's duration is in line with our benchmark index. We will look to increase the allocation of corporate bonds in the Fund if credit spreads widen out versus Treasuries.

                                COUNTRY BOND FUND
                       INCEPTION DATE 01/02/97 (CLASS Y)

  The annualized total returns for the Fund for the period ending June 30, 2005, are as follows:
                     1 Year           5 Years       Since Inception
                     ------            ------       ---------------
                     5.74%             7.01%             6.49%

  Over the past year the Federal Reserve has increased short-term interest rates 200 basis points from 1.25% to 3.25%. Normally, increases in short rates of this magnitude would pressure long rates higher. However, during this period the yield on the ten-year Treasury note actually declined from 4.6% to 4%, confusing most economists and money managers. This market action allowed the Fund to post a moderate positive return for the year.

  Now, in this summer of 2005, bond yields are low and the yield curve is relatively flat. Credit spreads are tight and the measured rate of inflation is benign. These conditions imply that bond returns will be modest going forward.

  In this environment, we will continue to keep the Fund defensively postured. The Fund is overweighted in spread sectors, which should perform well in a market with low volatility. With the possibility that interest rates could remain low for an extended period, we will lengthen duration during market declines.
                                             Sincerely,
                                             /s/Bruce D. Finks
                                             Bruce D. Finks
                                             Vice President

  Please refer to the Portfolio Highlights sections for index and peer average, including descriptions and performance. The S&P 500 Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S. stock market. The Index does not reflect investment management fees, brokerage commission and other expenses associated with investing in equity securities. The Lipper Large Cap Core Funds are Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index. The Lipper Balanced Fund Average has funds that aim to conserve principal with a balanced portfolio of stocks and bonds. The Bond Buyer Index is published in the Bond Buyer, a newspaper that publishes indexes and statistics from fixed-income markets. The Bond Buyer Index 20 is a compilation of weekly yields on 20 year municipal bonds, rated A1 by Moody's. The Lipper Intermediate Municipal Bond Index is a compilation of tax-exempt municipal bond funds wit a five to ten year average weighted maturity. The Merrill Lynch 1-3 year Domestic Bond Index is a basket of publicly issued Government Bonds, Corporate Bonds and Mortgage Pass Through Securities with maturities of 1-3 years. The Lipper Short-term Investment Grade Bond consists of fund primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

  Sector allocations are subject to change at any time. Securities mentioned do not represent current Fund holdings.

  The federal government guarantees interest payments from government securities while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

  Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency. Each Lipper average represents a universe of Funds with similar investment objectives. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

  For use only when accompanied or preceded by a prospectus. Quasar Distributors, LLC, Distributor

COUNTRY MUTUAL FUNDS -- PORTFOLIO HIGHLIGHTS

COUNTRY GROWTH FUND
  AVERAGE ANNUAL RETURNS  June 30, 2005
                                               1 YEAR      5 YEARS     10 YEARS
                                               ------      -------     --------
  COUNTRY Growth Fund -- Class Y (04/21/66)    6.23%        0.56%       9.50%
  S&P 500 Index(1)<F1>                         6.32%        -2.37%      9.94%
  Lipper Large Cap Core Funds Average(2)<F2>   4.41%        -3.62%      8.15%
  --------------
(1)<F1> The S&P 500 Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S. stock market. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.
(2)<F2> The Lipper Large Cap Core Funds Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

  TEN LARGEST HOLDINGS  June 30, 2005
                                                  VALUE          PERCENT OF FUND
                                               -----------       ---------------
  General Electric Company                     $ 5,717,250             2.85%
  Apache Corporation                             4,160,240             2.07%
  Exxon Mobil Corporation                        4,022,900             2.01%
  Halliburton Company                            3,921,240             1.96%
  Microsoft Corporation                          3,850,200             1.92%
  Citigroup Inc.                                 3,698,400             1.84%
  Pfizer, Inc.                                   3,472,322             1.73%
  Kimberly-Clark Corporation                     3,379,860             1.69%
  Wells Fargo & Company                          3,356,110             1.67%
  The Procter & Gamble Company                   3,333,800             1.66%
                                               -----------            ------
                                               $38,912,322            19.40%
                                               -----------            ------
                                               -----------            ------

COUNTRY BALANCED FUND
  AVERAGE ANNUAL RETURNS  June 30, 2005
                                               1 YEAR      5 YEARS    10 YEARS
                                               ------      -------    --------
  COUNTRY Balanced Fund -- Class Y
    (12/07/78)                                 6.04%        1.83%      7.75%
  S&P 500 Index(1)<F3>                         6.32%       -2.37%      9.94%
  Merrill Lynch U.S. Domestic Master
    Bond Index(2)<F4>                          6.97%        7.46%      6.86%
  Lipper Flexible Funds Average(3)<F5>         7.27%        1.26%      7.84%
  Lipper Balanced Funds Average(4)<F6>         6.50%        1.90%      7.66%
  -------------
(1)<F3> The S&P 500 Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S. stock market. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.
(2)<F4> The Merrill Lynch U.S. Domestic Master Bond Index is a basket of publicly issued Government Bonds, Corporate Bonds and Mortgage Pass Through Securities with maturities greater than one year.
(3)<F5> The Lipper Flexible Funds Average consists of funds that aim to conserve principal with a balanced portfolio of stocks and bonds.
(4)<F6> The Lipper Balanced Funds Average has funds that aim to conserve principal with a balanced portfolio of stocks and bonds.

  TEN LARGEST HOLDINGS  June 30, 2005
                                                     VALUE     PERCENT OF FUND
                                                   ----------  ---------------
  General Electric Company                        $  450,450          1.78%
  Halliburton Company                                382,560          1.51%
  Federal National Mortgage Association,
    5.000%, 02/01/14                                 379,842          1.50%
  Microsoft Corporation                              372,600          1.47%
  ConocoPhillips                                     344,940          1.36%
  Apache Corporation                                 323,000          1.28%
  Federal Home Loan Mortgage Corp.,
    6.250%, 03/05/12                                 310,756          1.23%
  Wells Fargo & Company                              307,900          1.22%
  Exxon Mobil Corporation                            304,591          1.20%
  Johnson & Johnson                                  292,500          1.16%
                                                  ----------         ------
                                                  $3,469,139         13.71%
                                                  ----------         ------
                                                  ----------         ------

COUNTRY TAX EXEMPT BOND FUND
  AVERAGE ANNUAL RETURNS  June 30, 2005
                                                 1 YEAR     5 YEARS    10 YEARS
                                                 ------     -------    --------
  COUNTRY Tax Exempt Bond Fund -- Class Y
    (12/07/78)                                    3.37%      4.42%      4.81%
  Lehman Brothers 5-Year Municipal
    Bond Index(1)<F7>                             4.42%      5.56%      5.22%
  Lipper Intermediate Municipal
    Bond Index(2)<F8>                             5.04%      5.38%      5.07%
  -----------------
(1)<F7> The Lehman Brothers 5-Year Municipal Bond Index is a compilation of tax-exempt municipal bonds with maturities in the four to six year range. The Lehman Index does not reflect investments in cash, the impact of any servicing, investment management, or administrative expense.
(2)<F8> The Lipper Intermediate Municipal Bond Index is a compilation of tax-exempt municipal bond funds with a five to ten year average weighted maturity.

  TEN LARGEST HOLDINGS  June 30, 2005
                                                          VALUE  PERCENT OF FUND
                                                          -----  ---------------
  Broward County, Florida, Resource Recovery
    Revenue Bond, 5.375%, 12/01/2010                   $  803,670      5.77%
  Montgomery County Tennessee Unlimited
    General Obligation, 4.750%, 05/01/2013                766,010      5.50%
  New York State Dorm Authority Revenue Bond,
    5.500%, 03/15/12                                      712,278      5.11%
  Michigan State Building Authority State
    Police Commission
  Revenue Bond, 5.250%, 10/01/2010                        661,908      4.75%
  Indiana University Trustee Revenue Bond,
    Student Fees, 5.700%, 08/01/2010                      562,282      4.04%
  Maricopa County,School District #3 Tempe
    Elementary, Arizona Unlimited
  General Obligation, 5.000%, 07/01/2012                  552,760      3.97%
  Arapahoe County, School District #5 Cherry
    Creek Colorado Unlimited
  General Obligation, 5.500%, 12/15/2009                  551,615      3.96%
  Iron County, Utah School District Unlimited
    General Obligation, 5.500%, 01/15/2010                550,200      3.95%
  Houston Texas Utility System Revenue Bond,
    5.250%, 05/15/2010                                    547,040      3.93%
  Michigan State Hospital Financing Authority,
    Ascension Health Credit
  Revenue Bond, Series A, 5.000%, 11/01/11                541,560      3.89%
                                                       ----------     ------
                                                       $6,249,323     44.87%
                                                       ----------     ------
                                                       ----------     ------

COUNTRY SHORT-TERM BOND FUND
  AVERAGE ANNUAL RETURNS  June 30, 2005
  SINCE INCEPTION
                                               1 YEAR    5 YEARS    01/02/97
                                               ------    -------    --------
  COUNTRY Short-Term Bond Fund -- Class Y
    (01/02/97)                                 2.34%      4.37%       4.61%
  Merrill Lynch U.S. Domestic Master
    1-3 Year Bond Index(1)<F9>                 2.46%      4.88%       5.23%
  Merrill Lynch U.S. Treasury/Agency
    1-3 Year Bond Index(2)<F10>                2.05%      4.62%       5.05%
  Lipper Short Investment Grade Debt Funds
    Average(3)<F11>                            2.31%      4.24%       4.60%
  -------------
(1)<F9> The Merrill Lynch U.S. Domestic Master 1-3 Year Bond Index is a basket of publicly issued Government Bonds, Corporate Bonds and Mortgage Pass Through Securities with maturities of 1-3 years.
(2)<F10> The Merrill Lynch U.S. Treasury/Agency 1-3 Year Bond Index is an index of Treasury securities with maturities ranging from one to three years which are guaranteed as to the timely payment of principal and interest by the U.S. Government.
(3)<F11> The Lipper Short Investment Grade Debt Funds Average consists of funds primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

  TEN LARGEST HOLDINGS  June 30, 2005
                                                     VALUE    PERCENT OF FUND
                                                     -----    ---------------
  United States Treasury Note, 1.875%,
    12/31/05                                      $ 2,729,268      5.28%
  United States Treasury Note, 2.375%,
    08/31/06                                        1,972,812      3.82%
  Private Export Funding Note, 7.650%,
    05/15/06                                        1,549,578      3.00%
  Rowan Companies, Inc., 5.880%, 03/15/12           1,029,985      1.99%
  Merrill Lynch & Co., Inc., 3.948%, 03/12/07         996,550      1.93%
  Federal Home Loan Bank, 3.250%, 11/27/09            992,277      1.92%
  Government National Mortgage Association,
    4.104%, 03/16/18                                  952,106      1.84%
  Federal Home Loan Mortgage Corp., 4.500%,
    05/01/13                                          922,988      1.79%
  Federal Home Loan Bank, 3.000%, 03/30/11            748,386      1.45%
  United States Treasury Note, 3.375%, 02/28/07       746,719      1.44%
                                                  -----------     ------
                                                  $12,640,669     24.46%
                                                  -----------     ------
                                                  -----------     ------

COUNTRY BOND FUND
  AVERAGE ANNUAL RETURNS  June 30, 2005
                                            1 YEAR    5 YEARS  SINCE INCEPTION
                                            ------    -------  ---------------
  COUNTRY Bond Fund -- Class Y (01/02/97)    5.74%     7.01%        6.49%
  Merrill Lynch U.S. Domestic Master
    Bond Index(1)<F12>                       6.97%     7.46%        6.96%
  Lipper Intermediate Investment Grade
    Debt Funds Average(2)<F13>               6.07%     6.66%        5.97%
  -------------
(1)<F12> The Merrill Lynch U.S. Domestic Master Bond Index is a basket of publicly issued Government Bonds, Corporate Bonds and Mortgage Pass Through Securities with maturities greater than one year.
(2)<F13> The Lipper Intermediate Investment Grade Debt Funds Average consists of funds that, by portfolio practice, invest at least
          65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of five to ten years.

  TEN LARGEST HOLDINGS  June 30, 2005
                                                   VALUE      PERCENT OF FUND
                                                   -----      ---------------
  Government National Mortgage Association,
    5.000%, 01/15/33                             $ 1,599,391        3.14%
  U.S. Treasury Inflation Index Bond,
    3.000%, 07/15/12                               1,426,202        2.80%
  Federal National Mortgage Association,
    4.500%, 06/25/18                               1,239,303        2.43%
  United States Treasury Note, 4.125%,
    05/15/15                                       1,116,070        2.19%
  Government National Mortgage Association,
    6.000%, 06/15/31                               1,029,750        2.02%
  Wisconsin Bell, Inc., 6.350%, 12/01/26             878,574        1.72%
  Federal Home Loan Mortgage Corp., 6.250%,
    03/05/12                                         828,682        1.63%
  Federal Home Loan Bank, 4.000%, 07/02/15           688,065        1.35%
  Federal National Mortgage Association, 5.000%,
    02/01/14                                         683,715        1.34%
  CSX Transportation, Inc., 6.500%, 04/15/14         672,844        1.32%
                                                 -----------       ------
                                                 $10,162,596       19.94%
                                                 -----------       ------
                                                 -----------       ------

COUNTRY MUTUAL FUNDS -- EXPENSE EXAMPLE June 30, 2005

As a shareholder of the COUNTRY Growth Fund, COUNTRY Balanced Fund, COUNTRY Tax Exempt Bond Fund, COUNTRY Short-Term Bond Fund, or COUNTRY Bond Fund, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested for the period 1/01/05 - 6/30/05.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COUNTRY GROWTH FUND - CLASS Y

                        Beginning          Ending          Expenses Paid
                      Account Value    Account Value       During Period
                         1/1/05           6/30/05      1/1/05 - 6/30/05*<F16>
                      -------------    -------------   ----------------------
Actual(1)<F14>          $1,000.00        $1,005.10             $6.12
Hypothetical(2)<F15>    $1,000.00        $1,018.70             $6.16

(1)<F14> Ending account values and expenses paid during period based on a 0.51% return. The return is considered after expenses are deducted from the fund.
(2)<F15> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*<F16> Expenses are equal to the Fund's annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COUNTRY BALANCED FUND - CLASS Y

                        Beginning          Ending          Expenses Paid
                      Account Value    Account Value       During Period
                         1/1/05           6/30/05      1/1/05 - 6/30/05*<F19>
                      -------------    -------------   ----------------------
Actual(1)<F17>          $1,000.00        $1,008.00             $6.72
Hypothetical(2)<F18>    $1,000.00        $1,018.10             $6.76

(1)<F17> Ending account values and expenses paid during period based on a 0.80% return. The return is considered after expenses are deducted from the fund.
(2)<F18> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*<F19> Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COUNTRY TAX EXEMPT BOND FUND - CLASS Y

                       Beginning          Ending           Expenses Paid
                     Account Value     Account Value       During Period
                         1/1/05           6/30/05      1/1/05 - 6/30/05*<F22>
                     -------------     -------------   ----------------------
Actual(1)<F20>         $1,000.00         $1,006.60             $4.23
Hypothetical(2)<F21>   $1,000.00         $1,020.58             $4.26

(1)<F20> Ending account values and expenses paid during period based on a 0.66% return. The return is considered after expenses are deducted from the fund.
(2)<F21> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*<F22> Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COUNTRY SHORT-TERM BOND FUND - CLASS Y

                       Beginning           Ending          Expenses Paid
                     Account Value     Account Value       During Period
                         1/1/05           6/30/05      1/1/05 - 6/30/05*<F25>
                     -------------     -------------   ----------------------
Actual(1)<F23>         $1,000.00         $1,008.70             $4.23
Hypothetical(2)<F24>   $1,000.00         $1,020.58             $4.26

(1)<F23> Ending account values and expenses paid during period based on a 0.87% return. The return is considered after expenses are deducted from the fund.
(2)<F24> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*<F25> Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COUNTRY BOND FUND - CLASS Y

                         Beginning         Ending          Expenses Paid
                       Account Value   Account Value       During Period
                           1/1/05         6/30/05      1/1/05 - 6/30/05*<F28>
                       -------------   -------------   ----------------------
Actual(1)<F26>           $1,000.00       $1,021.00             $4.26
Hypothetical(2)<F27>     $1,000.00       $1,020.58             $4.26

(1)<F26> Ending account values and expenses paid during period based on a 2.10% return. The return is considered after expenses are deducted from the fund.
(2)<F27> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*<F28> Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COUNTRY GROWTH FUND - CLASS A

                         Beginning         Ending          Expenses Paid
                       Account Value   Account Value       During Period
                           1/1/05         6/30/05      1/1/05 - 6/30/05*<F31>
                       -------------   -------------   ----------------------
Actual(1)<F29>           $1,000.00       $1,005.10             $6.12
Hypothetical(2)<F30>     $1,000.00       $1,018.70             $6.16

(1)<F29> Ending account values and expenses paid during period based on a 0.51% return. The return is considered after expenses are deducted from the fund.
(2)<F30> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*<F31> Expenses are equal to the Fund's annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COUNTRY BALANCED FUND - CLASS A

                         Beginning         Ending          Expenses Paid
                       Account Value    Account Value      During Period
                           1/1/05          6/30/05     1/1/05 - 6/30/05*<F34>
                       -------------    -------------  ----------------------
Actual(1)<F32>           $1,000.00        $1,008.00            $6.72
Hypothetical(2)<F33>     $1,000.00        $1,018.10            $6.76

(1)<F32> Ending account values and expenses paid during period based on a 0.80% return. The return is considered after expenses are deducted from the fund.
(2)<F33> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*<F34> Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COUNTRY TAX EXEMPT BOND FUND - CLASS A

                         Beginning         Ending          Expenses Paid
                       Account Value   Account Value       During Period
                           1/1/05         6/30/05      1/1/05 - 6/30/05*<F37>
                       -------------   -------------   ----------------------
Actual(1)<F35>           $1,000.00       $1,005.40             $4.23
Hypothetical(2)<F36>     $1,000.00       $1,020.58             $4.26

(1)<F35> Ending account values and expenses paid during period based on a 0.54% return. The return is considered after expenses are deducted from the fund.
(2)<F36> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*<F37> Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COUNTRY SHORT-TERM BOND FUND - CLASS A

                         Beginning         Ending          Expenses Paid
                       Account Value   Account Value       During Period
                           1/1/05         6/30/05      1/1/05 - 6/30/05*<F40>
                       -------------   -------------   ----------------------
Actual(1)<F38>           $1,000.00       $1,008.70             $4.23
Hypothetical(2)<F39>     $1,000.00       $1,020.58             $4.26

(1)<F38> Ending account values and expenses paid during period based on a 0.87% return. The return is considered after expenses are deducted from the fund.
(2)<F39> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*<F40> Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COUNTRY BOND FUND - CLASS A

                         Beginning         Ending          Expenses Paid
                       Account Value   Account Value       During Period
                           1/1/05         6/30/05      1/1/05 - 6/30/05*<F43>
                       -------------   -------------   ----------------------
Actual(1)<F41>           $1,000.00       $1,021.80             $4.26
Hypothetical(2)<F42>     $1,000.00       $1,020.58             $4.26

(1)<F41> Ending account values and expenses paid during period based on a 2.18% return. The return is considered after expenses are deducted from the fund.
(2)<F42> Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.
*<F43> Expenses are equal to the Fund's annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COUNTRY MUTUAL FUNDS -- ALLOCATION OF PORTFOLIO ASSETS June 30, 2005

                           COUNTRY GROWTH FUND*<F44>

Consumer Discretionary                                10.82%
Consumer Staples                                      11.41%
Energy                                                11.69%
Finance                                               12.62%
Health                                                13.96%
Industrial                                            11.10%
Materials                                              2.18%
Technology                                             9.00%
Telecommuncations                                      2.35%
Utilities                                              2.53%
Commercial Paper                                       9.81%
Money Market                                           2.53%

                          COUNTRY BALANCED FUND*<F44>

Common Stock                                          59.91%
Asset Backed Securities                                2.59%
Corporate Bonds                                        4.28%
Mortgage Backed Securities                            12.58%
U.S. Government Agencies                               6.65%
U.S. Government Obligations                            6.69%
Money Market                                           7.30%

                       COUNTRY TAX EXEMPT BOND FUND*<F44>

Alabama                                                1.91%
Arizona                                                7.93%
California                                             5.39%
Colorado                                               4.01%
Florida                                                7.76%
Georgia                                                4.44%
Illinois                                               7.24%
Indiana                                                4.09%
Massachusetts                                          0.77%
Michigan                                              15.36%
Missouri                                               2.68%
New York                                               7.09%
North Carolina                                         1.98%
Oklahoma                                               1.95%
Tennessee                                              5.57%
Texas                                                 11.25%
Utah                                                   4.00%
Washington                                             2.68%
Wisconsin                                              2.76%
Money Market                                           1.14%

                       COUNTRY SHORT-TERM BOND FUND*<F44>

Asset Backed Securities                                5.32%
Corporate Bonds                                       15.30%
Mortgage Backed Securities                            36.12%
U.S. Government Agencies                              15.19%
U.S. Government Obligations                           10.97%
Commercial Paper                                       7.34%
Money Market Funds                                     9.76%

                            COUNTRY BOND FUND*<F44>

Asset Backed Securities                                3.58%
Corporate Bonds                                       22.54%
Foreign Government                                     0.83%
Mortgage Backed Securities                            30.56%
Municipal                                              1.19%
U.S. Government Agencies                              14.32%
U.S. Government Obligations                           12.49%
Commercial Paper                                       4.60%
Money Market Funds                                     9.89%

*<F44>    Expressed as a percentage of total investments.

COUNTRY MUTUAL FUNDS -- SCHEDULE OF INVESTMENTS June 30, 2005

COUNTRY GROWTH FUND
                                                  SHARES          VALUE
                                                  ------          -----
COMMON STOCK -- 87.57%
CONSUMER DISCRETIONARY -- 10.82%
Dollar General Corporation                         82,500      $  1,679,700
Gentex Corporation                                152,000         2,766,400
Harley-Davidson, Inc.                              21,000         1,041,600
The Home Depot, Inc.                               48,000         1,867,200
Jones Apparel Group, Inc.                          61,500         1,908,960
Kohl's Corporation*<F45>                           40,000         2,236,400
Newell Rubbermaid Inc.                             85,000         2,026,400
Target Corporation                                 41,000         2,230,810
The TJX Companies, Inc.                            74,500         1,814,075
Tribune Company                                    56,000         1,970,080
Williams-Sonoma, Inc.*<F45>                        54,400         2,152,608
                                                               ------------
                                                                 21,694,233
                                                               ------------
CONSUMER STAPLES -- 11.40%
Altria Group, Inc.                                 42,000         2,715,720
The Coca-Cola Company                              52,000         2,171,000
CVS Corporation                                    76,000         2,209,320
Kimberly-Clark Corporation                         54,000         3,379,860
The Procter & Gamble Company                       63,200         3,333,800
Sara Lee Corporation                              110,000         2,179,100
Sysco Corporation                                  54,000         1,954,260
Unilever NV -- NYS                                 26,000         1,685,580
Wal-Mart Stores, Inc.                              67,000         3,229,400
                                                               ------------
                                                                 22,858,040
                                                               ------------
ENERGY -- 11.67%
Apache Corporation                                 64,400         4,160,240
Chevron Corporation                                47,000         2,628,240
ConocoPhillips                                     56,000         3,219,440
Diamond Offshore Drilling, Inc.                    58,000         3,098,940
Exxon Mobil Corporation                            70,000         4,022,900
Halliburton Company                                82,000         3,921,240
Schlumberger Limited (1)<F46>                      31,100         2,361,734
                                                               ------------
                                                                 23,412,734
                                                               ------------
FINANCE -- 12.60%
ACE Limited (1)<F46>                               46,000         2,063,100
The Allstate Corporation                           44,000         2,629,000
American Express Company                           44,000         2,342,120
American International Group, Inc.                 50,000         2,905,000
The Bank of New York Company, Inc.                 57,000         1,640,460
Citigroup Inc.                                     80,000         3,698,400
JPMorgan Chase & Co.                               67,000         2,366,440
MBNA Corporation                                   67,000         1,752,720
Washington Mutual, Inc.                            62,000         2,522,780
Wells Fargo & Company                              54,500         3,356,110
                                                               ------------
                                                                 25,276,130
                                                               ------------
HEALTH -- 13.95%
Abbott Laboratories                                62,000         3,038,620
Amgen Inc.*<F45>                                   29,600         1,789,616
Baxter International Inc.                          65,200         2,418,920
Boston Scientific Corporation*<F45>                63,000         1,701,000
Bristol-Myers Squibb Company                       68,000         1,698,640
Forest Laboratories, Inc.*<F45>                    33,850         1,315,073
Johnson & Johnson                                  49,000         3,185,000
McKesson Corporation                               41,000         1,836,390
Medco Health Solutions, Inc.*<F45>                 59,200         3,158,912
Medtronic, Inc.                                    34,000         1,760,860
Pfizer Inc.                                       125,900         3,472,322
Quest Diagnostics Incorporated                     49,000         2,610,230
                                                               ------------
                                                                 27,985,583
                                                               ------------
INDUSTRIAL -- 11.09%
3M Co.                                             23,700         1,713,510
American Power Conversion Corporation              94,000         2,217,460
CANON INC. -- ADR                                  40,000         2,105,200
Caterpillar Inc.                                   32,500         3,097,575
Emerson Electric Co.                               27,500         1,722,325
FedEx Corp.                                        24,300         1,968,543
General Electric Company                          165,000         5,717,250
Masco Corporation                                  66,500         2,112,040
Rockwell Automation, Inc.                          32,400         1,578,204
                                                               ------------
                                                                 22,232,107
                                                               ------------
MATERIALS -- 2.18%
Alcoa Inc.                                         66,500         1,737,645
Newmont Mining Corporation                         67,500         2,634,525
                                                               ------------
                                                                  4,372,170
                                                               ------------
TECHNOLOGY -- 8.98%
Analog Devices, Inc.                               36,000         1,343,160
Cisco Systems, Inc.*<F45>                         113,800         2,174,718
Intel Corporation                                 105,000         2,736,300
International Business Machines Corporation        22,000         1,632,400
International Rectifier Corporation*<F45>          48,200         2,300,104
Microsoft Corporation                             155,000         3,850,200
Nokia Oyj -- ADR                                  147,000         2,446,080
QUALCOMM Inc.                                      46,000         1,518,460
                                                               ------------
                                                                 18,001,422
                                                               ------------
TELECOMMUNICATIONS -- 2.35%
ALLTEL Corporation                                 40,500         2,522,340
Verizon Communications Inc.                        63,500         2,193,925
                                                               ------------
                                                                  4,716,265
                                                               ------------
UTILITIES -- 2.53%
Duke Energy Corporation                            56,000         1,664,880
Nicor Inc.                                         42,000         1,729,140
Progress Energy, Inc.                              37,000         1,673,880
                                                               ------------
                                                                  5,067,900
                                                               ------------
TOTAL COMMON STOCK
  (cost $122,267,586)                                           175,616,584
                                                               ------------
                                                PRINCIPAL
                                                  AMOUNT
                                                  ------
COMMERCIAL PAPER -- 9.79%
AIG Funding:
  3.130%, 07/22/05                             $  700,000           698,722
  3.280%, 08/23/05                              2,313,000         2,301,831
American Express Credit Corp
  3.220%, 07/18/05                                501,000           500,238
American General Finance:
  2.990%, 07/06/05                              3,000,000         2,998,754
General Electric Capital Corporation:
  3.200%, 07/20/05                              1,000,000           998,311
  3.100%, 07/22/05                              2,000,000         1,996,383
Household Finance Corporation:
  3.190%, 07/22/05                              1,233,000         1,230,706
  3.280%, 08/22/05                              1,770,000         1,761,614
LaSalle Bank Corporation
  3.150%, 07/18/05                              3,000,000         2,995,538
Prudential Funding Corporation
  3.000%, 07/01/05                              1,574,000         1,574,000
Toyota Motor Credit Corporation
  3.270%, 08/15/05                              2,600,000         2,589,372
                                                               ------------
TOTAL COMMERCIAL PAPER
  (cost $19,645,469)                                             19,645,469
                                                               ------------
                                                 SHARES
                                                 ------
MONEY MARKET FUNDS -- 2.53%
Federated Prime Obligations Fund --
  Institutional Shares                          2,064,778         2,064,778
Janus Money Market Fund --
  Institutional Shares                          3,000,000         3,000,000
                                                               ------------
TOTAL MONEY MARKET FUNDS
  (cost $5,064,778)                                               5,064,778
                                                               ------------
TOTAL INVESTMENTS -- 99.89%
  (cost $146,977,833)                                           200,326,831
                                                               ------------
OTHER ASSETS LESS LIABILITIES -- 0.11%                              221,520
                                                               ------------
NET ASSETS -- 100.00%                                          $200,548,351
                                                               ------------
                                                               ------------
*<F45>    Non-income producing.
(1)<F46>  Foreign Security.
NYS -- New York Shares.
ADR -- American Depository Receipt.

                       See notes to financial statements.

COUNTRY MUTUAL FUNDS -- SCHEDULE OF INVESTMENTS June 30, 2005

COUNTRY BALANCED FUND
                                                   SHARES           VALUE
                                                   ------           -----
COMMON STOCK -- 59.84%
CONSUMER DISCRETIONARY -- 7.43%
Dollar General Corporation                          6,600       $   134,376
Gentex Corporation                                 12,000           218,400
Harley-Davisdon, Inc.                               3,000           148,800
The Home Depot, Inc.                                5,300           206,170
Jones Apparel Group, Inc.                           4,900           152,096
Kohl's Corporation*<F47>                            3,200           178,912
Newell Rubbermaid Inc.                              6,000           143,040
Target Corporation                                  4,000           217,640
The TJX Companies, Inc.                             6,000           146,100
Tribune Company                                     5,000           175,900
Williams-Sonoma, Inc.*<F47>                         4,000           158,280
                                                                -----------
                                                                  1,879,714
                                                                -----------
CONSUMER STAPLES -- 7.16%
Altria Group, Inc.                                  3,500           226,310
The Coca-Cola Company                               4,500           187,875
CVS Corporation                                     8,000           232,560
Kimberly-Clark Corporation                          4,200           262,878
The Procter & Gamble Company                        5,000           263,750
Sara Lee Corporation                                9,200           182,252
Sysco Corporation                                   5,200           188,188
Wal-Mart Stores, Inc.                               5,600           269,920
                                                                -----------
                                                                  1,813,733
                                                                -----------
ENERGY -- 7.27%
Apache Corporation                                  5,000           323,000
ConocoPhillips                                      6,000           344,940
Diamond Offshore Drilling, Inc.                     4,800           256,464
Exxon Mobil Corporation                             5,300           304,591
Halliburton Company                                 8,000           382,560
Schlumberger Limited (1)<F48>                       3,000           227,820
                                                                -----------
                                                                  1,839,375
                                                                -----------
FINANCE -- 9.27%
ACE Limited (1)<F48>                                4,000           179,400
The Allstate Corporation                            3,500           209,125
American Express Company                            3,400           180,982
American International Group, Inc.                  4,000           232,400
Bank of America Corporation                         5,110           233,067
The Bank of New York Company, Inc.                  6,700           192,826
Citigroup Inc.                                      6,093           281,679
JPMorgan Chase & Co.                                4,620           163,179
MBNA Corporation                                    7,000           183,120
Washington Mutual, Inc.                             4,500           183,105
Wells Fargo & Company                               5,000           307,900
                                                                -----------
                                                                  2,346,783
                                                                -----------
HEALTH -- 9.03%
Abbott Laboratories                                 5,200           254,852
Amgen Inc.*<F47>                                    2,300           139,058
Baxter International Inc.                           4,300           159,530
Boston Scientific Corporation*<F47>                 5,100           137,700
Bristol-Myers Squibb Company                        5,900           147,382
Forest Laboratories, Inc.*<F47>                     3,200           124,320
Johnson & Johnson                                   4,500           292,500
McKesson Corporation                                3,500           156,765
Medco Health Solutions, Inc.*<F47>                  5,000           266,800
Medtronic, Inc.                                     2,800           145,012
Pfizer Inc.                                         9,000           248,220
Quest Diagnostics Incorporated                      4,000           213,080
                                                                -----------
                                                                  2,285,219
                                                                -----------
INDUSTRIAL -- 7.39%
3M Co.                                              3,000           216,900
American Power Conversion Corporation               8,000           188,720
CANON INC. -- ADR                                   3,500           184,205
Caterpillar Inc.                                    2,200           209,682
Emerson Electric Co.                                2,800           175,364
FedEx Corp.                                         1,800           145,818
General Electric Company                           13,000           450,450
Masco Corporation                                   5,000           158,800
Rockwell Automation, Inc.                           2,900           141,259
                                                                -----------
                                                                  1,871,198
                                                                -----------
MATERIALS -- 1.49%
Alcoa Inc.                                          7,000           182,910
Newmont Mining Corporation                          5,000           195,150
                                                                -----------
                                                                    378,060
                                                                -----------
TECHNOLOGY -- 7.14%
Cisco Systems, Inc.*<F47>                          11,800           225,498
First Data Corporation                              5,500           220,770
Intel Corporation                                  10,500           273,630
International Business Machines Corporation         2,400           178,080
International Rectifier Corporation*<F47>           5,000           238,600
Microsoft Corporation                              15,000           372,600
Nokia Oyj -- ADR                                   12,000           199,680
QUALCOMM Inc.                                       3,000            99,030
                                                                -----------
                                                                  1,807,888
                                                                -----------
TELECOMMUNICATIONS -- 1.51%
ALLTEL Corporation                                  3,000           186,840
Verizon Communications Inc.                         5,622           194,240
                                                                -----------
                                                                    381,080
                                                                -----------
UTILITIES -- 2.15%
Duke Energy Corporation                             8,000           237,840
Nicor Inc.                                          3,500           144,095
Progress Energy, Inc.                               3,600           162,864
                                                                -----------
                                                                    544,799
                                                                -----------
TOTAL COMMON STOCK
  (cost $10,840,887)                                             15,147,849
                                                                -----------
                                                 PRINCIPAL
                                                  AMOUNT
                                                 ---------
BONDS AND NOTES -- 32.77%
ASSET BACKED -- 2.59%
Banc One Home Equity Trust
  7.310%, 06/25/29                               $  2,160             2,154
Chemical Master Credit Card Trust 1
  5.980%, 09/15/08                                200,000           202,212
Citibank Credit Card Issuance Trust
  4.150%, 07/07/17                                150,000           147,808
Federal Home Loan Mortgage Corp.
  7.150%, 09/25/28                                248,060           247,558
Green Tree Financial Corporation
  6.870%, 01/15/29                                 51,610            54,755
                                                                -----------
                                                                    654,487
                                                                -----------
BANKING -- 0.88%
Citicorp
  7.200%, 06/15/07                                100,000           106,176
Inter-American Development Bank
  8.875%, 06/01/09                                100,000           117,452
                                                                -----------
                                                                    223,628
                                                                -----------
FINANCE -- 1.51%
American Honda Finance Corporation
  4.500%, 05/26/09 (Cost $149,681,
  Acquired 05/18/2004) (4)<F51>                   150,000           151,517
General Electric Capital Corporation
  3.000%, 06/27/18 (3)<F50>                       250,000           230,250
                                                                -----------
                                                                    381,767
                                                                -----------
MANUFACTURING -- 0.41%
General Electric Company
  5.000%, 02/01/13                                100,000           103,251
                                                                -----------
MORTGAGE BACKED -- 12.57%
Federal Home Loan Bank
  4.840%, 01/25/12                                 95,494            96,688
Federal Home Loan Mortgage Corp.:
  10.150%, 04/15/06                                     4                 4
  6.000%, 12/15/08                                 66,400            67,239
  4.000%, 11/15/18                                300,000           283,711
  5.000%, 11/15/18                                125,000           127,872
  5.000%, 10/15/31                                150,000           150,260
  7.000%, 07/25/32                                125,866           132,015
Federal National Mortgage Association:
  5.000%, 02/01/14                                372,237           379,842
  4.500%, 06/25/18                                200,000           198,288
  5.500%, 02/01/33                                150,865           153,111
  6.500%, 02/25/44                                125,016           131,376
  6.500%, 05/25/44                                110,145           115,254
Government National Mortgage Association:
  9.500%, 06/15/09                                    833               889
  9.500%, 08/15/09                                    541               577
  4.500%, 05/20/14                                 82,588            82,915
  9.000%, 07/15/16                                  7,761             8,458
  4.116%, 03/16/19                                 98,049            97,459
  6.500%, 07/15/29                                 25,895            27,088
  6.000%, 06/15/31                                124,657           128,735
  6.000%, 02/15/32                                 66,706            68,881
Morgan Stanley Dean Witter Capital I
  5.740%, 12/15/35                                200,000           214,848
Mortgage IT Trust
  4.250%, 02/25/35                                 96,746            95,537
Nomura Asset Acceptance Corporation
  6.500%, 10/25/34                                 75,576            77,969
Wachovia Bank Commercial Mortgage Trust:
  4.445%, 11/15/35                                250,000           250,483
  5.411%, 07/15/41                                200,000           210,466
Wells Fargo Mortgage Backed Securities Trust
  4.453%, 10/25/33                                 82,324            81,115
                                                                -----------
                                                                  3,181,080
                                                                -----------
TELEPHONE UTILITY -- 1.47%
BellSouth Capital Funding Corp.
  6.040%, 11/15/26                                200,000           217,453
GTE South, Inc.
  6.000%, 02/15/08                                150,000           154,956
                                                                -----------
                                                                    372,409
                                                                -----------
U.S. GOVERNMENT AGENCIES (5)<F52> -- 6.65%
Federal Home Loan Bank:
  2.750%, 04/05/07 (3)<F50>                       150,000           147,260
  3.000%, 03/30/11 (3)<F50>                       150,000           149,677
  4.000%, 07/02/15 (3)<F50>                       200,000           196,590
  4.250%, 06/19/18 (3)<F50>                       100,000            98,209
  4.000%, 06/26/18 (3)<F50>                       150,000           146,930
  4.250%, 06/26/18 (3)<F50>                       100,000            98,128
  4.250%, 07/17/18 (3)<F50>                       150,000           145,374
  4.250%, 07/23/18 (3)<F50>                       200,000           193,797
Federal Home Loan Mortgage Corp.
  6.250%, 03/05/12                                300,000           310,756
New Valley Generation IV
  4.687%, 01/15/22                                192,122           195,030
                                                                -----------
                                                                  1,681,751
                                                                -----------
U.S. GOVERNMENT OBLIGATIONS -- 6.69%
U.S. Treasury Bond:
  4.250%, 11/15/13                                150,000           153,662
  7.500%, 11/15/16                                100,000           131,066
U.S. Treasury Note:
  6.875%, 05/15/06                                200,000           205,734
  3.125%, 05/15/07                                150,000           148,582
  2.750%, 08/15/07                                100,000            98,156
  2.625%, 05/15/08                                100,000            97,176
  3.875%, 05/15/09                                250,000           251,445
  3.375%, 01/15/12 (2)<F49>                       109,570           122,355
  3.000%, 07/15/12 (2)<F49>                       108,207           118,850
  1.875%, 07/15/13 (2)<F49>                       158,895           162,290
  4.125%, 05/15/15                                200,000           202,922
                                                                -----------
                                                                  1,692,238
                                                                -----------
TOTAL BONDS AND NOTES
  (cost $8,106,125)                                               8,290,611
                                                                -----------
                                                  SHARES
                                                  ------
MONEY MARKET FUNDS -- 7.29%
Federated Prime Obligations Fund --
  Institutional Shares                            569,357           569,357
Janus Money Market Fund --
  Institutional Shares                          1,275,853         1,275,853
                                                                -----------
TOTAL MONEY MARKET FUNDS
  (cost $1,845,210)                                               1,845,210
                                                                -----------
TOTAL INVESTMENTS -- 99.90%
  (cost $20,792,222)                                             25,283,670
                                                                -----------
OTHER ASSETS LESS LIABILITIES -- 0.10%                               25,492
                                                                -----------
NET ASSETS -- 100.00%                                           $25,309,162
                                                                -----------
                                                                -----------
*<F47>    Non-income producing.
(1)<F48>  Foreign Security.
(2)<F49>  United States Treasury Inflation Index Note.
(3)<F50>  Variable rate security.  The rate shown is in effect on June 30, 2005.
(4)<F51>  Restricted under Rule 144A of the Securities Act of 1933.
(5)<F52> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
ADR -- American Depository Receipt.

                       See notes to financial statements.

COUNTRY MUTUAL FUNDS -- SCHEDULE OF INVESTMENTS June 30, 2005

COUNTRY TAX EXEMPT BOND FUND
                                                 PRINCIPAL
                                                  AMOUNT             VALUE
                                                 ---------           -----
MUNICIPAL BONDS
(TAX EXEMPT) -- 97.61%
ALABAMA -- 1.89%
Alabama State Public School and
  College Authority Revenue Bond
  5.000%, 02/01/08                               $250,000       $   263,322
                                                                -----------
ARIZONA -- 7.83%
Maricopa County, School District #3
  Tempe Elementary Arizona Unlimited
  General Obligation
  5.000%,  07/01/12                               500,000           552,760
Maricopa County, School District #11
  Peoria University Arizona Unlimited
  General Obligation
  5.000%,  07/01/09                               500,000           537,845
                                                                -----------
                                                                  1,090,605
                                                                -----------
CALIFORNIA -- 5.32%
California State Economic Development
  Unlimited General Obligation Series A
  5.000%, 07/01/10                                400,000           437,296
City of Fresno, California Sewer System
  Revenue Bond 6.250%, 09/01/14                   250,000           303,667
                                                                -----------
                                                                    740,963
                                                                -----------
COLORADO -- 3.96%
Arapahoe County, School District #5
  Cherry Creek Colorado Unlimited
  General Obligation 5.500%, 12/15/09             500,000           551,615
                                                                -----------
FLORIDA -- 7.66%
Broward County, Florida,  Resource
  Recovery Revenue Bond 5.375%, 12/01/10          750,000           803,670
Seacoast, Florida Utilities Authority Water
  and Sewer Utility Revenue Bond
  5.000%, 03/01/08                                250,000           263,890
                                                                -----------
                                                                  1,067,560
                                                                -----------
GEORGIA -- 4.38%
Atlanta, Georgia Airport Revenue Bond,
  Series A 5.750%, 01/01/11                       250,000           277,925
De Kalb County, Georgia Unlimited
  General Obligation 5.000%, 12/01/11             300,000           332,151
                                                                -----------
                                                                    610,076
                                                                -----------
ILLINOIS -- 7.15%
Illinois State Unlimited General Obligation
  5.750%, 06/01/12                                255,000           285,939
Northwest Suburban Municipal Joint Action
  Water Agency Illinois Contract Revenue Bond
  6.450%, 05/01/07                                400,000           425,956
Regional Transportation Authority Illinois
  Limited General Obligation 5.750%, 06/01/11     250,000           283,908
                                                                -----------
                                                                    995,803
                                                                -----------
INDIANA -- 4.03%
Indiana University Trustee Revenue Bond,
  Student Fees 5.700%, 08/01/10                   550,000           562,282
                                                                -----------
MASSACHUSETTS -- 0.76%
Massachusetts State Grant Anticipation
  Notes Revenue Bond, Series B
  5.000%, 12/15/08                                100,000           106,665
                                                                -----------
MICHIGAN -- 15.17%
Dearborn Michigan Sewer Unlimited General
  Obligation Series B
  4.000%, 04/01/11                                475,000           495,183
Michigan State Building Authority State Police
  Commission Revenue Bond 5.250%, 10/01/10        600,000           661,908
Michigan State Hospital Financing Authority
  Ascension Health Credit Revenue Bond
  Series A 5.500%, 11/15/06                       400,000           414,428
Michigan State Hospital Financing Authority
  Ascension Health Credit Revenue Bond
  Series A 5.000%, 11/01/11                       500,000           541,560
                                                                -----------
                                                                  2,113,079
                                                                -----------
MISSOURI -- 2.65%
Missouri State Health and Educational
  Facilities Revenue Bond 6.000 %, 05/15/07       350,000           368,728
                                                                -----------
NEW YORK -- 7.00%
New York City Industrial Development
  Agency Civic Facility Revenue Bond
  5.000%, 11/15/07                                250,000           262,810
New York State Dorm Authority
  Revenue Bond 5.500%, 03/15/12                   630,000           712,278
                                                                -----------
                                                                    975,088
                                                                -----------
NORTH CAROLINA -- 1.95%
North Carolina Eastern Municipal Power
  Agency System Revenue Bond
  7.000%, 01/01/08                                250,000           271,733
                                                                -----------
OKLAHOMA -- 1.93%
Oklahoma State Capital Improvement
  Authority State Highway Revenue Bond
  5.000%, 06/01/09                                250,000           268,832
                                                                -----------
TENNESSEE -- 5.50%
Montgomery County Tennessee Unlimited
  General Obligation 4.750%, 05/01/13             700,000           766,010
                                                                -----------
TEXAS -- 11.10%
Alvarado, Texas Independent School District
  Unlimited General Obligation
  6.800%, 02/15/10                                420,000           484,130
Houston Texas Utility System Revenue Bond
  5.250%, 05/15/10                                500,000           547,040
United Independent School District,
  Texas Unlimited General Obligation
  6.700%, 08/15/08                                465,000           516,127
                                                                -----------
                                                                  1,547,297
                                                                -----------
UTAH -- 3.95%
Iron County, Utah School District
  Unlimited General Obligation
  5.500%, 01/15/10                                500,000           550,200
                                                                -----------
WASHINGTON -- 2.65%
Washington State Public Power Supply
  Systems Nuclear Project #2 Revenue Bond
  Series A 5.750%, 07/01/09                       335,000           368,838
                                                                -----------
WISCONSIN -- 2.73%
Wisconsin Housing and Economic
  Development Authority Revenue Bond
  4.350%, 11/01/09                                370,000           379,687
                                                                -----------
TOTAL MUNICIPAL BONDS
  (cost $13,225,098)                                             13,598,383
                                                                -----------
                                                  SHARES
                                                  ------
TAX EXEMPT MONEY
MARKET FUND -- 1.13%
Vanguard Tax-Exempt Money Market Fund             157,303           157,303
                                                                -----------
TAX EXEMPT MONEY MARKET FUND
  (cost $157,303)                                                   157,303
                                                                -----------
TOTAL INVESTMENTS -- 98.74%
  (cost $13,382,401)                                             13,755,686
                                                                -----------
OTHER ASSETS LESS LIABILITIES -- 1.26%                              175,828
                                                                -----------
NET ASSETS -- 100.00%                                           $13,931,514
                                                                -----------
                                                                -----------
                       See notes to financial statements.

COUNTRY MUTUAL FUNDS -- SCHEDULE OF INVESTMENTS June 30, 2005

COUNTRY SHORT-TERM BOND FUND
                                                 PRINCIPAL
                                                  AMOUNT            VALUE
                                                  ------            -----
BONDS AND NOTES -- 83.26%
ASSET BACKED -- 5.35%
Americredit Automobile Receivables Trust:
  4.610%, 01/12/09                             $  228,165       $   229,194
  3.480%, 05/06/10                                500,000           496,982
Atlantic City Electric Transition Funding, LLC
  2.890%, 07/20/10                                362,129           356,292
Banc One Home Equity Trust
  7.310%, 06/25/29                                  5,400             5,386
Bank One Issuance Trust
  3.250%, 10/15/09 (2)<F54>                       500,000           500,215
Centerpoint Energy Transition Bond Company
  3.840%, 09/15/07                                226,682           226,751
Fannie Mae Grantor Trust
  4.261%, 07/26/33                                250,000           245,737
Structured Asset Securities Corporation
  5.540%, 11/25/32                                400,000           399,666
TXU Electronic Delivery Transition
  Bond Company LLC
  3.520%, 11/15/11                                306,810           303,392
                                                                -----------
                                                                  2,763,615
                                                                -----------
CORPORATE BONDS -- 15.36%
American Honda Finance Corporation
  2.875%, 04/03/06 (Cost $500,000,
  Acquired 03/21/2003) (1)<F53>                   500,000           495,721
Baltimore Gas and Electric Company
  6.730%, 06/12/12                                300,000           335,970
Bank One Corporation
  3.494%, 02/27/06 (2)<F54>                       500,000           500,796
Caterpillar Financial Services Corporation
  4.750%, 05/15/06                                400,000           400,229
Central Telephone Company
  7.040%, 09/21/07                                500,000           525,216
FPL Group Capital Inc.
  4.086%, 02/16/07                                450,000           449,861
Gannett Co., Inc.
  4.125%, 06/15/08                                400,000           399,564
General Motors Acceptance Corporation
  5.625%, 05/15/09                                400,000           374,597
GTE South, Inc.
  6.000%, 02/15/08                                500,000           516,521
Marshall & Ilsley Bank
  2.900%, 08/18/09                                245,455           238,275
Merrill Lynch & Co., Inc.
  3.948%, 03/12/07 (2)<F54>                     1,000,000           996,550
Rowan Companies, Inc.
  5.880%, 03/15/12                                985,000         1,029,985
U.S. Central Credit Union
  2.700%, 09/30/09                                409,091           398,164
U.S. Trade Funding Corp
  4.260%, 11/15/14 (Cost $345,916,
  Acquired 12/14/04) (1)<F53>                    330,927           331,463
USAA Capital Corporation
  3.130%, 12/15/05 (Cost $400,000,
  Acquired 12/05/02) (1)<F53>                     400,000           399,050
Wisconsin Bell, Inc.
  6.350%, 12/01/26                                500,000           549,108
                                                                -----------
                                                                  7,941,070
                                                                -----------
MORTGAGE BACKED -- 36.28%
Banc of America Commercial Mortgage Inc.
  4.334%, 06/11/35                                184,215           184,383
Federal Home Loan Bank
  4.840%, 01/25/12                                381,977           386,752
Federal Home Loan Mortgage Corp.:
  5.500%, 12/15/05                                 83,228            83,378
  3.247%, 11/15/08                                500,000           484,003
  5.500%, 03/01/09                                128,226           130,163
  2.478%, 05/15/10                                500,000           490,025
  6.000%, 11/15/11                                377,324           380,676
  6.900%, 03/15/13                                284,101           287,507
  4.500%, 05/01/13                                925,668           922,988
  5.500%, 10/01/14                                182,900           187,499
  5.000%, 03/01/15                                489,314           495,731
  6.500%, 03/01/15                                183,981           191,484
Federal National Mortgage Association:
  6.500%, 03/01/08                                119,892           123,882
  5.000%, 03/01/10                                193,003           195,030
  5.000%, 03/01/13                                275,771           281,406
  4.500%, 04/01/13                                303,693           304,769
  5.000%, 04/01/13                                239,325           244,215
  5.000%, 05/01/13                                439,266           448,240
  5.500%, 06/01/13                                208,627           214,750
  4.500%, 09/01/13                                360,917           362,240
  5.500%, 10/01/13                                478,298           492,336
  5.000%, 02/01/14                                558,355           569,763
  3.500%, 02/25/15                                253,148           251,160
  6.500%, 05/01/19                                167,682           174,579
  4.543%, 01/01/20                                459,844           459,721
  4.205%, 05/01/34                                490,670           484,106
  6.500%, 02/25/44                                312,541           328,439
  6.500%, 05/25/44                                367,151           384,181
First Nationwide Trust
  6.750%, 10/21/31                                275,570           277,137
First Union National Bank
  Commercial Mortgage
  5.196%, 08/15/33                                226,263           227,261
GE Capital Commercial Mortgage Corporation:
  5.033%, 12/10/35                                508,908           514,005
  4.706%, 05/10/43                                500,000           507,703
Government National Mortgage Association:
  4.104%, 03/16/18                                957,346           952,106
  4.116%, 03/16/19                                490,244           487,296
  4.031%, 01/16/21                                690,794           684,145
  4.130%, 02/16/27                                743,012           737,626
Master Adjustable Rate Mortgages Trust
  3.818%, 04/21/34                                454,599           448,161
Master Alternative Loan Trust
  5.000%, 07/01/35                                500,000           505,000
Mortgage IT Trust
  4.250%, 02/25/35 (2)<F54>                       435,357           429,915
Nomura Asset Acceptance Corporation
  6.500%, 10/25/34                                415,669           428,830
Salomon Brothers Mortgage Securities VII
  3.222%, 03/18/36                                234,034           231,698
Small Business Administration
  Participation Certificates
  3.530%, 05/01/13                                454,578           446,318
Wachovia Bank Commercial Mortgage Trust
  3.003%, 04/15/35                                345,952           339,033
Washington Mutual:
  4.138%, 01/25/33                                488,567           488,543
  3.177%, 09/25/33                                650,000           642,085
Wells Fargo Mortgage Backed Securities Trust:
  5.500%, 02/25/18                                400,000           401,145
  4.453%, 10/25/33                                473,364           466,412
                                                                -----------
                                                                 18,757,825
                                                                -----------
U.S. GOVERNMENT AGENCIES (3)<F55> -- 15.26%
Federal Home Loan Bank:
  2.750%, 04/05/07 (2)<F54>                       700,000           687,214
  3.250%, 07/28/09 (2)<F54>                       600,000           596,560
  3.250%, 11/27/09 (2)<F54>                     1,000,000           992,277
  3.000%, 03/30/11 (2)<F54>                       750,000           748,386
  3.500%, 01/30/14 (2)<F54>                       700,000           695,708
  4.000%, 02/27/14 (2)<F54>                       700,000           698,151
Federal Home Loan Mortgage Corp.
  2.375%, 02/15/07                                500,000           488,882
Federal National Mortgage Association
  3.125%, 07/15/06                                500,000           497,029
Overseas Private Investment Company:
  2.410%, 06/15/09                                599,142           591,395
  3.420%, 01/15/15                                354,375           341,898
Private Export Funding
  7.650%, 05/15/06                              1,500,000         1,549,578
                                                                -----------
                                                                  7,887,078
                                                                -----------
U.S. GOVERNMENT OBLIGATIONS -- 11.01%
U.S. Treasury Note:
  1.875%, 12/31/05                              2,750,000         2,729,268
  2.375%, 08/31/06                              2,000,000         1,972,812
  3.375%, 02/28/07                                750,000           746,719
  3.125%, 09/15/08                                250,000           245,762
                                                                -----------
                                                                  5,694,561
                                                                -----------
TOTAL BONDS AND NOTES
  (cost $43,182,687)                                             43,044,149
                                                                -----------
COMMERCIAL PAPER -- 7.38%
AIG Funding
  3.080%, 07/07/05                              1,275,000         1,274,346
LaSalle Bank Corporation
  3.730%, 07/08/05                              2,022,000         2,020,535
Toyota Motor Credit Corporation
  3.040%, 07/05/05                                519,000           518,825
                                                                -----------
TOTAL COMMERCIAL PAPER
  (cost $3,813,706)                                               3,813,706
                                                                -----------
                                                 SHARES
                                                 ------
MONEY MARKET FUNDS -- 9.80%
Federated Prime Obligations Fund --
  Institutional Shares                          2,519,109         2,519,109
Janus Money Market Fund --
  Institutional Shares                          2,550,000         2,550,000
                                                                -----------
TOTAL MONEY MARKET FUNDS
  (cost $5,069,109)                                               5,069,109
                                                                -----------
TOTAL INVESTMENTS -- 100.44%
  (cost $52,065,502)                                             51,926,964
                                                                -----------
LIABILITES LESS OTHER ASSETS -- (0.44)%                           (226,762)
                                                                -----------
NET ASSETS -- 100.00%                                           $51,700,202
                                                                -----------
                                                                -----------

(1)<F53>  Restricted under Rule 144A of the Securities Act of 1933.
(2)<F54>  Variable rate security.  The rate shown is in effect on June 30, 2005.
(3)<F55> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

                       See notes to financial statements.

COUNTRY MUTUAL FUNDS -- SCHEDULE OF INVESTMENTS June 30, 2005

COUNTRY BOND FUND
                                                PRINCIPAL
                                                 AMOUNT             VALUE
                                                 ------             -----
BONDS AND NOTES -- 84.86%
ASSET BACKED -- 3.55%
California Infrastructure PG & E - 1
  6.420%, 09/25/08                             $  380,015       $   386,549
Citibank Credit Card Issuance Trust
  4.150%, 07/07/17                                200,000           197,077
Federal Home Loan Mortgage Corp.
  7.150%, 09/25/28                                496,121           495,117
Green Tree Financial Corporation
  6.870%, 01/15/29                                103,219           109,510
PG&E Energy Recovery Funding LLC
  4.470%, 12/25/14                                400,000           404,566
TXU Electric Delivery Transition
  Bond Company LLC
  3.520%, 11/15/11                                219,150           216,709
                                                                -----------
                                                                  1,809,528
                                                                -----------
CORPORATE BOND -- 22.37%
American General Finance Corporation
  5.750%, 03/15/07                                400,000           409,280
American Honda Finance Corporation
  4.500%, 05/26/09 (Cost $299,361,
  Acquired 05/18/04) (1)<F56>                     300,000           303,033
ASIF Global Financing XIX
  4.900%, 01/17/13 (Cost $249,218,
  Acquired 01/10/03) (1)<F56>                     250,000           253,686
Baltimore Gas and Electric Company
  6.730%, 06/12/12                                350,000           391,965
Bank of America Corporation
  6.975%, 03/07/37                                250,000           315,083
Bank One Corporation
  3.494%, 02/27/06 (3)<F58>                       500,000           500,796
Canadian National Railway Company
  6.450%, 07/15/06 (3)<F58> (4)<F59>              400,000           408,964
Central Illinois Public Service Co.
  7.610%, 06/01/17                                300,000           323,791
Citicorp
  7.200%, 06/15/07                                250,000           265,439
CSX Corporation
  6.420%, 06/15/10                                250,000           271,562
CSX Transportation, Inc.
  6.500%, 04/15/14                                600,000           672,844
Daimler-Chrysler NA Holding Co.
  4.750%, 01/15/08                                250,000           250,966
Delta Air Lines, Inc.:
  6.417%, 07/02/12                                200,000           210,410
  6.718%, 01/02/23                                166,152           174,405
FedEx Corp.
  6.720%, 01/15/22                                334,420           381,681
Florida Power Corporation
  4.800%, 03/01/13                                300,000           304,319
Ford Motor Credit Company
  7.200%, 06/15/07                                300,000           303,447
General Electric Capital Corporation:
  6.500%, 11/01/06                                300,000           309,445
  3.000%, 06/27/18 (3)<F58>                       400,000           368,400
General Electric Company
  5.000%, 02/01/13                                300,000           309,753
General Motors Acceptance Corporation
  6.750%, 01/15/06                                500,000           503,945
GTE South, Inc.:
  6.125%, 06/15/07                                200,000           206,291
  6.000%, 02/15/08                                400,000           413,217
Halliburton Company
  6.750%, 02/01/27                                100,000           122,285
Madison Gas & Electric
  6.020%, 09/15/08                                300,000           314,122
Merck & Co. Inc.
  5.760%, 05/03/37                                200,000           220,456
Northwest Airlines Inc.
  7.935%, 04/01/19                                546,183           595,964
Perforadora Centrale
  5.240%, 12/15/18 (4)<F59>                       360,005           375,291
Suntrust Capital II
  7.900%, 06/15/27                                200,000           219,038
Union Pacific Railroad Company
  6.630%, 01/27/22                                400,000           456,317
Vessel Management Services Inc.
  4.960%, 11/15/27                                360,000           366,872
Wisconsin Bell, Inc.
  6.350%, 12/01/26                                800,000           878,574
                                                                -----------
                                                                 11,401,641
                                                                -----------
FOREIGN GOVERNMENT -- 0.82%
Province of Ontario
  5.500%, 10/01/08 (4)<F59>                       400,000           419,603
                                                                -----------
MORTGAGE BACKED -- 30.33%
Federal Home Loan Bank
  4.840%, 01/25/12                                381,977           386,752
Federal Home Loan Mortgage Corp.:
  7.000%, 03/01/12                                234,839           245,919
  6.500%, 03/01/15                                183,981           191,484
  5.000%, 11/15/18                                600,000           613,785
  6.500%, 10/01/29                                321,675           334,242
  5.000%, 10/15/31                                400,000           400,694
Federal National Mortgage Association:
  5.000%, 02/01/14                                670,026           683,715
  4.500%, 06/25/18                              1,250,000         1,239,303
  5.500%, 02/01/33                                377,164           382,777
  6.500%, 02/25/44                                312,541           328,439
  6.500%, 05/25/44                                367,151           384,181
GE Capital Commercial Mortgage Corporation
  4.706%, 05/10/43                                500,000           507,703
Government National Mortgage Association:
  4.500%, 05/20/14                                330,354           331,658
  4.104%, 03/16/18                                574,408           571,264
  4.116%, 03/16/19                                490,244           487,296
  4.031%, 01/16/21                                592,109           586,410
  6.500%, 04/15/26                                199,374           208,910
  8.000%, 07/15/26                                128,821           139,389
  6.500%, 07/15/29                                146,829           153,593
  7.500%, 11/15/29                                114,930           123,216
  6.000%, 06/15/31                                997,134         1,029,750
  6.000%, 02/15/32                                155,647           160,722
  5.000%, 01/15/33                              1,584,837         1,599,391
  4.920%, 05/16/34                                600,000           615,258
Heller Financial Commercial Mortgage
  7.750%, 01/17/34                                400,000           450,531
JP Morgan Commercial
  Mortgage Finance Corp.:
  7.088%, 09/15/29                                359,952           374,900
  5.050%, 12/12/34                                300,000           310,958
Morgan Stanley Capital I
  6.760%, 03/15/32                                108,962           112,762
Mortgage IT Trust
  4.250%, 02/25/35 (3)<F58>                       435,357           429,915
Nomura Asset Acceptance Corporation:
  6.500%, 03/25/34                                190,084           196,440
  6.500%, 10/25/34                                302,304           311,876
Small Business Administration
  Participation Certificates
  4.640%, 05/01/23                                614,282           619,331
Vendee Mortgage Trust
  5.750%, 11/15/32                                200,000           215,155
Wachovia Bank Commercial Mortgage Trust
  5.411%, 07/15/41                                250,000           263,082
Wells Fargo Mortgage Backed Securities Trust
  4.453%, 10/25/33                                473,364           466,412
                                                                -----------
                                                                 15,457,213
                                                                -----------
MUNICIPAL -- 1.18%
Kentucky State Property & Buildings
  Community Revenue Bond
  5.100%, 10/01/15                                500,000           521,755
Wisconsin State Unlimited General Obligation
  6.550%, 11/01/05                                 80,000            80,654
                                                                -----------
                                                                    602,409
                                                                -----------
U.S. GOVERNMENT AGENCIES (5)<F60> -- 14.22%
Federal Farm Credit Bank
  6.690%, 09/08/10                                500,000           561,316
Federal Home Loan Bank:
  3.250%, 07/28/09 (3)<F58>                       400,000           397,707
  3.250%, 11/27/09 (3)<F58>                       500,000           496,138
  3.250%, 07/09/13 (3)<F58>                       250,000           245,024
  3.500%, 01/30/14 (3)<F58>                       300,000           298,161
  4.000%, 07/02/15 (3)<F58>                       700,000           688,065
  4.000%, 12/30/15 (3)<F58>                       200,000           195,328
  4.000%, 03/30/16 (3)<F58>                       150,000           148,175
  4.250%, 06/19/18 (3)<F58>                       300,000           294,628
  4.000%, 06/26/18 (3)<F58>                       425,000           416,303
  4.000%, 06/26/18 (3)<F58>                       350,000           342,420
  4.250%, 06/26/18 (3)<F58>                       600,000           588,767
  4.000%, 07/09/18 (3)<F58>                       200,000           193,285
  4.250%, 07/17/18 (3)<F58>                       350,000           339,206
Federal Home Loan Mortgage Corp.
  6.250%, 03/05/12                                800,000           828,682
Federal National Mortgage Association:
  3.125%, 07/15/06                                300,000           298,217
  4.750%, 02/21/13                                300,000           299,674
New Valley Generation IV
  4.687%, 01/15/22                                336,214           341,302
Private Export Funding
  5.685%, 05/15/12                                250,000           272,962
                                                                -----------
                                                                  7,245,360
                                                                -----------

U.S. GOVERNMENT OBLIGATIONS -- 12.39%
U.S. Treasury Bond
  2.375%, 01/15/25 (2)<F57>                       516,074           564,919
U.S. Treasury Note:
  3.375%, 02/15/08                                500,000           496,367
  3.875%, 05/15/09                                500,000           502,891
  3.500%, 02/15/10                                500,000           494,980
  4.000%, 03/15/10                                300,000           303,269
  3.000%, 07/15/12 (2)<F57>                     1,298,484         1,426,202
  1.875%, 07/15/13 (2)<F57>                       317,790           324,580
  2.000%, 01/15/14 (2)<F57>                       368,529           379,599
  4.250%, 11/15/14                                300,000           307,043
  4.000%, 02/15/15                                400,000           401,422
  4.125%, 05/15/15                              1,100,000         1,116,070
                                                                -----------
                                                                  6,317,342
                                                                -----------
TOTAL BONDS AND NOTES
  (cost $41,974,368)                                             43,253,096
                                                                -----------
COMMERCIAL PAPER -- 4.56%
General Electric Capital Corporation
  3.100%, 07/11/05                                744,000           743,359
LaSalle Bank Corporation
  3.730%, 07/08/05                                303,000           302,780
Prudential Funding Corporation
  3.000%, 07/01/05                                924,000           924,000
Toyota Motor Credit Corporation
  3.040%, 07/05/05                                356,000           355,880
                                                                -----------
TOTAL COMMERCIAL PAPER
  (cost $2,326,019)                                               2,326,019
                                                                -----------
                                                 SHARES
                                                 ------
MONEY MARKET FUNDS -- 9.81%
Federated Prime Obligations Fund --
  Institutional Shares                          2,500,000         2,500,000
Janus Money Market Fund --
  Institutional Shares                          2,500,000         2,500,000
                                                                -----------
TOTAL MONEY MARKET FUNDS
  (cost $5,000,000)                                               5,000,000
                                                                -----------
TOTAL INVESTMENTS -- 99.23%
  (cost $49,300,387)                                             50,579,115
                                                                -----------
OTHER ASSETS LESS LIABILITIES -- 0.77%                              391,277
                                                                -----------
NET ASSETS -- 100.00%                                           $50,970,392
                                                                -----------
                                                                -----------

(1)<F56>  Restricted under Rule 144A of the Securities Act of 1933.
(2)<F57>  United States Treasury Inflation Index Bond/Note.
(3)<F58>  Variable rate security.  The rate shown is in effect on June 30, 2005.
(4)<F59>  Foreign Security.
(5)<F60> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES June 30, 2005



                                                  COUNTRY          COUNTRY         COUNTRY         COUNTRY         COUNTRY
                                                   GROWTH         BALANCED       TAX EXEMPT       SHORT-TERM         BOND
                                                    FUND            FUND          BOND FUND       BOND FUND          FUND
                                                  -------          -------         -------         -------         -------
ASSETS:
  Investments in securities:
    At cost                                     $146,977,833     $20,792,222      $13,382,401     $52,065,502     $49,300,387
                                                ------------     -----------      -----------     -----------     -----------
                                                ------------     -----------      -----------     -----------     -----------
    At value                                    $200,326,831     $25,283,670      $13,755,686     $51,926,964     $50,579,115
  Cash                                                    --              --               --             150           1,648
  Receivable for capital stock sold                  247,839           1,997            5,150         106,198          53,986
  Dividends receivable                               257,374          21,950               --              --              --
  Interest receivable                                 16,472          67,745          182,735         294,064         406,350
  Deposit at Distributor                              13,684           1,782            2,351           1,457           1,086
  Prepaid expenses and other assets                    6,811           4,264            4,053           4,627           4,542
                                                ------------     -----------      -----------     -----------     -----------
    Total assets                                 200,869,011      25,381,408       13,949,975      52,333,460      51,046,727
                                                ------------     -----------      -----------     -----------     -----------
LIABILITIES:
  Payable for capital stock redeemed                  30,438          30,000            1,118          71,368          20,464
  Payable for securities purchased                        --              --               --         507,491              --
  Payable to Advisor                                 124,108          15,673            3,875          15,008          14,841
  Payable to Custodian                                    --              --            1,000              --              --
  Accrued expenses and other liabilities             166,114          26,573           12,468          39,391          41,030
                                                ------------     -----------      -----------     -----------     -----------
    Total liabilities                                320,660          72,246           18,461         633,258          76,335
                                                ------------     -----------      -----------     -----------     -----------
NET ASSETS                                      $200,548,351     $25,309,162      $13,931,514     $51,700,202     $50,970,392
                                                ------------     -----------      -----------     -----------     -----------
                                                ------------     -----------      -----------     -----------     -----------

NET ASSETS CONSIST OF:
  Paid in capital                                145,998,589      20,907,408       13,492,668      51,995,536      49,645,383
 bnvestment income                                   785,949           5,336            3,520          12,494          15,993
  Accumulated net realized gain (loss) on
    investments                                      414,815         (95,030)          62,041        (169,290)         30,288
  Net unrealized appreciation/depreciation
    on investments                                53,348,998       4,491,448          373,285        (138,538)      1,278,728
                                                ------------     -----------      -----------     -----------     -----------
  Total -- representing net assets
    applicable to outstanding capital stock     $200,548,351     $25,309,162      $13,931,514     $51,700,202     $50,970,392
                                                ------------     -----------      -----------     -----------     -----------
                                                ------------     -----------      -----------     -----------     -----------
CLASS Y:
  Net assets                                    $190,954,619     $21,238,372      $13,721,008     $49,842,108     $48,166,348
  Shares outstanding                               8,145,205       1,392,456        1,590,837       4,953,127       4,656,737
  Net asset value, redemption price and
    offering price per share                    $      23.44     $     15.25      $      8.63     $     10.06     $     10.34
CLASS A:
  Net assets                                    $  9,593,732     $ 4,070,790      $   210,506     $ 1,858,094     $ 2,804,044
  Shares outstanding                                 408,879         266,090           24,296         183,628         269,052
  Net asset value and redemption pric
    per share                                   $      23.46     $     15.30      $      8.66     $     10.12     $     10.42
  Maximum offering price per share              $      24.83     $     16.19      $      9.04     $     10.38     $     10.88


See notes to financial statements.

STATEMENTS OF OPERATIONS for the Year Ended June 30, 2005


                                                  COUNTRY          COUNTRY           COUNTRY        COUNTRY        COUNTRY
                                                   GROWTH          BALANCED        TAX EXEMPT     SHORT-TERM         BOND
                                                    FUND             FUND           BOND FUND      BOND FUND         FUND
                                                  -------          -------           -------        -------        -------
INVESTMENT INCOME:
  Dividends*<F61>                                $ 3,607,818      $  313,910         $     --      $       --      $       --
  Interest                                           469,755         437,895          573,692       1,632,405       2,235,409
                                                 -----------      ----------         --------      ----------      ----------
  Total investment income                          4,077,573         751,805          573,692       1,632,405       2,235,409
                                                 -----------      ----------         --------      ----------      ----------
EXPENSES:
  12b-1 fees                                         178,257          27,685           24,205          15,724          19,261
  Investment advisory fees (Note F)                1,407,761         181,545           71,905         229,390         345,431
  Transfer agent fees                                173,072          22,745           12,961          41,147          41,473
  Professional fees                                  113,876          14,768            8,525          27,972          27,463
  Printing                                            78,541          12,422            4,755          16,909          17,807
  Custody fees                                        26,208           3,808            3,363           6,651           5,782
  Trustee's fees                                       7,745           1,059              644           1,961           1,961
  Administration fees                                206,102          26,581           15,697          50,123          50,270
  Accounting fees                                    127,953          28,569           13,623          38,587          44,532
  Insurance                                           20,839           2,633            1,703           4,679           4,713
  Registration fees                                   18,650           9,830            8,782          11,628          11,614
  Other expense                                          222              --               --           2,609           2,609
                                                 -----------      ----------         --------      ----------      ----------
    Total expenses                                 2,359,226         331,645          166,163         447,380         572,916
  Less: Expenses waived (Note F)                     (26,208)         (3,808)         (43,925)        (57,417)       (181,427)
                                                 -----------      ----------         --------      ----------      ----------
    Net expenses                                   2,333,018         327,837          122,238         389,963         391,489
                                                 -----------      ----------         --------      ----------      ----------
NET INVESTMENT INCOME                              1,744,555         423,968          451,454       1,242,442       1,843,920
                                                 -----------      ----------         --------      ----------      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on investments          2,196,828          97,356           62,035         (23,355)        223,985
  Net change in unrealized
    appreciation / depreciation on investments     7,519,157         911,455          (52,121)       (179,277)        454,150
                                                 -----------      ----------         --------      ----------      ----------
  Net realized and unrealized gain
    (loss) on investments                          9,715,985       1,008,811            9,914        (202,632)        678,135
                                                 -----------      ----------         --------      ----------      ----------
INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                              $11,460,540      $1,432,779         $461,368      $1,039,810      $2,522,055
                                                 -----------      ----------         --------      ----------      ----------
                                                 -----------      ----------         --------      ----------      ----------
*<F61> Net of foreign taxes withheld of          $    17,642      $      164         $     --      $       --      $       --
                                                 -----------      ----------         --------      ----------      ----------
                                                 -----------      ----------         --------      ----------      ----------


                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                     COUNTRY GROWTH FUND              COUNTRY BALANCED FUND
                                                               -------------------------------      --------------------------
                                                                YEAR ENDED          YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                                 06/30/05            06/30/04        06/30/05        06/30/04
                                                               ------------       --------------   -------------     -------
OPERATIONS:
  Net investment income                                        $  1,744,555        $  1,106,071    $   423,968    $   362,114
  Net realized gain on investments                                2,196,828           3,676,440         97,356        186,967
  Net change in unrealized appreciation / depreciation
    on investments                                                7,519,157          20,390,336        911,455      1,424,300
                                                               ------------        ------------    -----------    -----------
  Net increase in net assets resulting from operations           11,460,540          25,172,847      1,432,779      1,973,381
                                                               ------------        ------------    -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM CLASS Y (NOTE B):
  Net investment income                                          (1,700,260)           (981,840)      (378,666)      (330,529)
  Net realized gains on investments                                      --                  --       (220,858)       (62,278)
                                                               ------------        ------------    -----------    -----------
  Total distributions -- Class Y                                 (1,700,260)           (981,840)      (599,524)      (392,807)
                                                               ------------        ------------    -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  CLASS A (NOTE B):
  Net investment income                                             (66,363)            (17,265)       (59,550)       (26,328)
  Net realized gains on investments                                      --                  --        (32,578)        (4,409)
                                                               ------------        ------------    -----------    -----------
  Total distributions -- Class A                                    (66,363)            (17,265)       (92,128)       (30,737)
                                                               ------------        ------------    -----------    -----------
CAPITAL STOCK TRANSACTIONS -- (NET) (NOTE C)                      9,379,440           4,365,726      1,347,827      1,536,134
                                                               ------------        ------------    -----------    -----------
  Total increase in net assets                                   19,073,357          28,539,468      2,088,954      3,085,971
NET ASSETS:
  Beginning of period                                           181,474,994         152,935,526     23,220,208     20,134,237
                                                               ------------        ------------    -----------    -----------
  End of period*<F62>                                          $200,548,351        $181,474,994    $25,309,162    $23,220,208
                                                               ------------        ------------    -----------    -----------
                                                               ------------        ------------    -----------    -----------
*<F62> Including undistributed net investment income of        $    785,949        $    808,017    $     5,336    $     5,848
                                                               ------------        ------------    -----------    -----------
                                                               ------------        ------------    -----------    -----------


                                                  COUNTRY TAX EXEMPT BOND FUND
                                                 ------------------------------
                                                  YEAR ENDED        YEAR ENDED
                                                   06/30/05          06/30/04
                                                 ------------      ------------
OPERATIONS:
  Net investment income                          $   451,454      $   460,263
  Net realized gain on investments                    62,035          121,553
  Net change in unrealized appreciation /
    depreciation on investments                      (52,121)        (648,939)
                                                 -----------      -----------
  Net increase (decrease) in net assets
    resulting from operations                        461,368          (67,123)
                                                 -----------      -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM CLASS Y (NOTE B):
  Net investment income                             (449,047)        (455,936)
  Net realized gains on investments                  (70,388)        (162,256)
                                                 -----------      -----------
  Total distributions -- Class Y                    (519,435)        (618,192)
                                                 -----------      -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  FROM CLASS A (NOTE B):
  Net investment income                               (5,165)          (3,551)
  Net realized gains on investments                     (843)          (1,025)
                                                 -----------      -----------
  Total distributions -- Class A                      (6,008)          (4,576)
                                                 -----------      -----------
CAPITAL STOCK TRANSACTIONS -- (NET) (NOTE C)        (439,131)         (69,619)
                                                 -----------      -----------
  Total decrease in net assets                      (503,206)        (759,510)
NET ASSETS:
  Beginning of period                             14,434,720       15,194,230
                                                 -----------      -----------
  End of period*<F63>                            $13,931,514      $14,434,720
                                                 -----------      -----------
                                                 -----------      -----------

*<F63> Including undistributed net
  investment income of                           $     3,520      $     6,278
                                                 -----------      -----------
                                                 -----------      -----------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                            COUNTRY SHORT-TERM BOND FUND              COUNTRY BOND FUND
                                                         ---------------------------------     -------------------------------
                                                           YEAR ENDED          YEAR ENDED       YEAR ENDED         YEAR ENDED
                                                            06/30/05            06/30/04         06/30/05           06/30/04
                                                         -------------       -------------     ------------      -------------
OPERATIONS:
  Net investment income                                    $ 1,242,442         $ 1,146,033      $ 1,843,920       $ 1,784,577
  Net realized gain (loss) on investments                      (23,355)            158,104          223,985           422,062
  Net change in unrealized appreciation / depreciation
    on investments                                            (179,277)           (993,511)         454,150        (2,111,320)
                                                           -----------         -----------      -----------       -----------
  Net increase in net assets resulting from operations       1,039,810             310,626        2,522,055            95,319
                                                           -----------         -----------      -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  CLASS Y (NOTE B):
  Net investment income                                     (1,296,397)         (1,271,268)      (1,768,080)       (1,681,510)
  Net realized gains on investments                                 --           (169,661)         (395,165)       (1,322,479)
                                                           -----------         -----------      -----------       -----------
  Total distributions -- Class Y                            (1,296,397)         (1,440,929)      (2,163,245)       (3,003,989)
                                                           -----------         -----------      -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  CLASS A (NOTE B):
  Net investment income                                        (49,797)            (35,122)         (96,786)          (63,098)
  Net realized gains on investments                                 --              (4,097)         (21,076)          (36,359)
                                                           -----------         -----------      -----------       -----------
  Total distributions -- Class A                               (49,797)            (39,219)        (117,862)          (99,457)
                                                           -----------         -----------      -----------       -----------
CAPITAL STOCK TRANSACTIONS -- (NET) (NOTE C)                11,222,954             687,971        8,923,977        (4,106,974)
                                                           -----------         -----------      -----------       -----------
  Total increase (decrease) in net assets                   10,916,570            (481,551)       9,164,925        (7,115,101)
NET ASSETS:
  Beginning of period                                       40,783,632          41,265,183       41,805,467        48,920,568
                                                           -----------         -----------      -----------       -----------
  End of period*<F64>                                      $51,700,202         $40,783,632      $50,970,392       $41,805,467
                                                           -----------         -----------      -----------       -----------
                                                           -----------         -----------      -----------       -----------
*<F64> Including undistributed net investment income of    $    12,494         $     9,565      $    15,993       $    13,624
                                                           -----------         -----------      -----------       -----------
                                                           -----------         -----------      -----------       -----------


                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                 COUNTRY GROWTH FUND
                                                           ----------------------------------------------------------------
                                                                                 YEARS ENDED JUNE 30,
                                                           ----------------------------------------------------------------
                                                           2005           2004           2003           2002           2001
                                                           ----           ----           ----           ----           ----
CLASS Y SHARES
Net asset value, beginning of year                       $  22.28       $  19.24       $  19.48       $  22.58       $  27.41
                                                         --------       --------       --------       --------       --------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                      0.21           0.14           0.14           0.12           0.14
  Net realized and unrealized gains (losses)                 1.17           3.03          (0.26)         (3.06)         (1.08)
                                                         --------       --------       --------       --------       --------
  Total from investment operations                           1.38           3.17          (0.12)         (2.94)         (0.94)
                                                         --------       --------       --------       --------       --------
  LESS DISTRIBUTIONS
  Dividends from net investment income                      (0.22)         (0.13)         (0.12)         (0.13)         (0.15)
  Distributions from capital gains                             --             --             --          (0.03)         (3.74)
                                                         --------       --------       --------       --------       --------
  Total distributions                                       (0.22)         (0.13)         (0.12)         (0.16)         (3.89)
                                                         --------       --------       --------       --------       --------
Net asset value, end of year                             $  23.44       $  22.28       $  19.24       $  19.48       $  22.58
                                                         --------       --------       --------       --------       --------
                                                         --------       --------       --------       --------       --------
TOTAL INVESTMENT RETURN                                      6.23%         16.54%         -0.58%        -13.10%         -3.87%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                   $190,955       $175,300       $150,560       $157,630       $180,856
  Ratio of expenses to average net assets:
  Before expense waiver                                      1.25%          1.25%          1.16%          1.06%          1.12%
  After expense waiver                                       1.24%          1.24%          1.14%          1.04%          1.10%
  Ratio of net investment income to average net assets:
  Before expense waiver                                      0.92%          0.64%          0.78%          0.54%          0.53%
  After expense waiver                                       0.93%          0.65%          0.80%          0.56%          0.55%
  Portfolio turnover rate(2)<F66>                           14.57%         12.41%          9.94%         17.24%         22.23%




                                                                                  COUNTRY GROWTH FUND
                                                        -----------------------------------------------------------------------
                                                                                                              MARCH 1, 2002(1)<F65>
                                                         YEAR ENDED          YEAR ENDED         YEAR ENDED            THROUGH
                                                        JUNE 30, 2005       JUNE 30, 2004      JUNE 30, 2003       JUNE 30, 2002
                                                        -------------       -------------      -------------       -------------
CLASS A SHARES
Net asset value, beginning of period                       $22.30              $19.26              $19.47             $21.59
                                                           ------              ------              ------             ------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                      0.23                0.14               0.14(3)<F67>       0.01
  Net realized and unrealized gains (losses)                 1.15                3.03               (0.23)             (2.13)
                                                           ------              ------              ------             ------
    Total from investment operations                         1.38                3.17               (0.09)             (2.12)
                                                           ------              ------              ------             ------
  LESS DISTRIBUTIONS
  Dividends from net investment income                      (0.22)              (0.13)              (0.12)                --
  Distributions from capital gains                             --                  --                  --                 --
                                                           ------              ------              ------             ------
    Total distributions                                     (0.22)              (0.13)              (0.12)                --
                                                           ------              ------              ------             ------
Net asset value, end of period                             $23.46              $22.30              $19.26             $19.47
                                                           ------              ------              ------             ------
                                                           ------              ------              ------             ------
TOTAL INVESTMENT RETURN(4)<F68>                              6.22%              16.52%              -0.42%             -9.82%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                     $9,594              $6,175              $2,375              $ 819
  Ratio of expenses to average net assets:
    Before expense waiver                                    1.25%               1.25%               1.16%              1.06%*<F69>
    After expense waiver                                     1.24%               1.24%               1.14%              1.04%*<F69>
  Ratio of net investment income to average net assets:
    Before expense waiver                                    0.92%               0.64%               0.78%              0.54%*<F69>
    After expense waiver                                     0.93%               0.65%               0.80%              0.56%*<F69>
  Portfolio turnover rate(2)<F66>                           14.57%              12.41%               9.94%             17.24%


(1)<F65>  Class A inception date.
(2)<F66> Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)<F67> Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout the period.
(4)<F68>  Total investment return does not reflect sales load.
*<F69>    Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.


                                                                                COUNTRY BALANCED FUND
                                                    ---------------------------------------------------------------------------
                                                                                 YEARS ENDED JUNE 30,
                                                    ---------------------------------------------------------------------------
                                                    2005             2004             2003             2002        2001(3)<F72>
                                                    ----             ----             ----             ----        ------------
CLASS Y SHARES
Net asset value, beginning of year                $ 14.80           $ 13.77         $ 13.50          $ 15.00          $ 16.95
                                                  -------           -------         -------          -------          -------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                              0.26              0.24            0.24             0.25             0.31
  Net realized and unrealized gains (losses)         0.62              1.06            0.28            (1.47)           (0.49)
                                                  -------           -------         -------          -------          -------
    Total from investment operations                 0.88              1.30            0.52            (1.22)           (0.18)
                                                  -------           -------         -------          -------          -------
  LESS DISTRIBUTIONS
  Dividends from net investment income              (0.27)            (0.23)          (0.25)           (0.24)           (0.31)
  Distributions from capital gains                  (0.16)            (0.04)             --            (0.04)           (1.46)
                                                  -------           -------         -------          -------          -------
    Total distributions                             (0.43)            (0.27)          (0.25)           (0.28)           (1.77)
                                                  -------           -------         -------          -------          -------
Net asset value, end of year                      $ 15.25           $ 14.80         $ 13.77          $ 13.50          $ 15.00
                                                  -------           -------         -------          -------          -------
                                                  -------           -------         -------          -------          -------
TOTAL INVESTMENT RETURN                              6.04%             9.56%           3.98%           -8.23%           -1.24%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)            $21,238           $20,603         $19,128          $19,596          $19,929
  Ratio of expenses to average net assets:
    Before expense waiver                            1.37%             1.26%           1.47%            1.41%            1.34%
    After expense waiver                             1.35%             1.24%           1.45%            1.39%            1.32%
  Ratio of net investment income to average
    net assets:
    Before expense waiver                            1.73%             1.63%           1.85%            1.72%            1.89%
    After expense waiver                             1.75%             1.64%           1.87%            1.74%            1.91%
  Portfolio turnover rate(2)<F71>                   16.66%            32.37%          19.91%           16.75%           19.78%



                                                                               COUNTRY BALANCED FUND
                                                     -------------------------------------------------------------------------
                                                                                                             MARCH 1, 2002(1)<F70>
                                                       YEAR ENDED          YEAR ENDED          YEAR ENDED           THROUGH
                                                     JUNE 30, 2005       JUNE 30, 2004       JUNE 30, 2003       JUNE 30, 2002
                                                     -------------       -------------       -------------       -------------
CLASS A SHARES
Net asset value, beginning of period                     $14.84              $13.81              $13.54              $14.59
                                                         ------              ------              ------              ------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                    0.26                0.24                0.25                0.05
  Net realized and unrealized gains (losses)               0.63                1.06                0.27               (1.05)
                                                         ------              ------              ------              ------
    Total from investment operations                       0.89                1.30                0.52               (1.00)
                                                         ------              ------              ------              ------
  LESS DISTRIBUTIONS
  Dividends from net investment income                    (0.27)              (0.23)              (0.25)              (0.05)
  Distributions from capital gains                        (0.16)              (0.04)                 --                  --
                                                         ------              ------              ------              ------
    Total distributions                                   (0.43)              (0.27)              (0.25)              (0.05)
                                                         ------              ------              ------              ------
Net asset value, end of period                           $15.30              $14.84              $13.81              $13.54
                                                         ------              ------              ------              ------
                                                         ------              ------              ------              ------
TOTAL INVESTMENT RETURN(4)<F73>                            6.09%               9.53%               3.97%              -6.84%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                   $4,071              $2,617              $1,006                $310
  Ratio of expenses to average net assets:
    Before expense waiver                                  1.37%               1.26%               1.47%               1.41%*<F74>
    After expense waiver                                   1.35%               1.24%               1.45%               1.39%*<F74>
  Ratio of net investment income to average net assets:
    Before expense waiver                                  1.73%               1.63%               1.85%               1.72%*<F74>
    After expense waiver                                   1.75%               1.64%               1.87%               1.74%*<F74>
  Portfolio turnover rate(2)<F71>                         16.66%              32.37%              19.91%              16.75%


(1)<F70>  Class A inception date.
(2)<F71> Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)<F72> Prior to October 31, 2001, the COUNTRY Balanced Fund was known as the COUNTRY Asset Allocation Fund.
(4)<F73>  Total investment return does not reflect sales load.
*<F74>    Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.


                                                                             COUNTRY TAX EXEMPT BOND FUND
                                                           ----------------------------------------------------------------
                                                                                 YEARS ENDED JUNE 30,
                                                           ----------------------------------------------------------------
                                                           2005           2004           2003           2002           2001
                                                           ----           ----           ----           ----           ----
CLASS Y SHARES
Net asset value, beginning of year                        $  8.66        $  9.07        $  8.87        $  8.74        $  8.53
                                                          -------        -------        -------        -------        -------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                      0.27           0.27           0.23           0.30           0.37
  Net realized and unrealized gains (losses)                 0.02          (0.31)          0.30           0.18           0.28
                                                          -------        -------        -------        -------        -------
    Total from investment operations                         0.29          (0.04)          0.53           0.48           0.65
                                                          -------        -------        -------        -------        -------
  LESS DISTRIBUTIONS
  Dividends from net investment income                      (0.28)         (0.27)         (0.23)         (0.30)         (0.37)
  Distributions from capital gains                          (0.04)         (0.10)         (0.10)         (0.05)         (0.07)
                                                          -------        -------        -------        -------        -------
    Total distributions                                     (0.32)         (0.37)         (0.33)         (0.35)         (0.44)
                                                          -------        -------        -------        -------        -------
Net asset value, end of year                              $  8.63        $  8.66        $  9.07        $  8.87        $  8.74
                                                          -------        -------        -------        -------        -------
                                                          -------        -------        -------        -------        -------
TOTAL INVESTMENT RETURN                                      3.37%         -0.44%          6.07%          5.54%          7.73%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                    $13,721        $14,230        $15,096        $14,986        $15,998
  Ratio of expenses to average net assets:
    Before expense waiver                                    1.16%          1.06%          1.63%          1.26%          1.26%
    After expense waiver                                     0.85%          0.88%          1.61%          1.23%          0.85%
  Ratio of net investment income to average net assets:
    Before expense waiver                                    2.83%          2.89%          2.50%          3.31%          3.81%
    After expense waiver                                     3.14%          3.07%          2.52%          3.34%          4.22%
  Portfolio turnover rate(2)<F76>                           18.61%         26.49%         12.65%         43.39%         35.37%



                                                                        COUNTRY TAX EXEMPT BOND FUND
                                                  ------------------------------------------------------------------------
                                                                                                          MARCH 1, 2002(1)<F75>
                                                   YEAR ENDED          YEAR ENDED          YEAR ENDED            THROUGH
                                                  JUNE 30, 2005       JUNE 30, 2004       JUNE 30, 2003       JUNE 30, 2002
                                                  -------------       -------------       -------------       -------------
CLASS A SHARES
Net asset value, beginning of period                  $ 8.71              $ 9.10              $ 8.90              $ 8.83
                                                      ------              ------              ------              ------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                 0.27                0.27                0.23                0.07
  Net realized and unrealized gains (losses)              --               (0.29)               0.30                0.07
                                                      ------              ------              ------              ------
    Total from investment operations                    0.27               (0.02)               0.53                0.14
                                                      ------              ------              ------              ------
  LESS DISTRIBUTIONS
  Dividends from net investment income                 (0.28)              (0.27)              (0.23)              (0.07)
  Distributions from capital gains                     (0.04)              (0.10)              (0.10)                 --
                                                      ------              ------              ------              ------
    Total distributions                                (0.32)              (0.37)              (0.33)              (0.07)
                                                      ------              ------              ------              ------
Net asset value, end of period                        $ 8.66              $ 8.71              $ 9.10              $ 8.90
                                                      ------              ------              ------              ------
                                                      ------              ------              ------              ------
TOTAL INVESTMENT RETURN(3)<F77>                         3.12%              -0.21%               6.05%               1.61%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                $  211              $  205              $   98              $   11
  Ratio of expenses to average net assets:
    Before expense waiver                               1.16%               1.06%               1.63%               1.26%*<F78>
    After expense waiver                                0.85%               0.88%               1.61%               1.23%*<F78>
  Ratio of net investment income to average
    net assets:
    Before expense waiver                               2.83%               2.89%               2.50%               3.31%*<F78>
    After expense waiver                                3.14%               3.07%               2.52%               3.34%*<F78>
  Portfolio turnover rate(2)<F76>                      18.61%              26.49%              12.65%              43.39%


(1)<F75>  Class A inception date.
(2)<F76> Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)<F77>  Total investment return does not reflect sales load.
*<F78>    Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.



                                                                                COUNTRY SHORT-TERM BOND FUND
                                                           --------------------------------------------------------------------
                                                                                    YEARS ENDED JUNE 30,
                                                           --------------------------------------------------------------------
                                                           2005           2004           2003           2002       2001(3)<F81>
                                                           ----           ----           ----           ----       ------------
CLASS Y SHARES
Net asset value, beginning of year                        $ 10.12        $ 10.42        $ 10.37        $ 10.18        $  9.91
                                                          -------        -------        -------        -------        -------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                      0.27           0.30           0.32           0.42           0.52
  Net realized and unrealized gains (losses)                (0.04)         (0.23)          0.13           0.21           0.27
                                                          -------        -------        -------        -------        -------
    Total from investment operations                         0.23           0.07           0.45           0.63           0.79
                                                          -------        -------        -------        -------        -------
  LESS DISTRIBUTIONS
  Dividends from net investment income                      (0.29)         (0.33)         (0.32)         (0.42)         (0.52)
  Distributions from capital gains                             --          (0.04)         (0.08)         (0.02)            --
                                                          -------        -------        -------        -------        -------
    Total distributions                                     (0.29)         (0.37)         (0.40)         (0.44)         (0.52)
                                                          -------        -------        -------        -------        -------
Net asset value, end of year                              $ 10.06        $ 10.12        $ 10.42        $ 10.37        $ 10.18
                                                          -------        -------        -------        -------        -------
                                                          -------        -------        -------        -------        -------
TOTAL INVESTMENT RETURN                                      2.34%          0.76%          4.42%          6.37%          8.13%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                    $49,842        $39,410        $40,345        $33,410        $28,254
  Ratio of expenses to average net assets:
    Before expense waiver                                    0.98%          0.93%          0.96%          0.89%          0.99%
    After expense waiver                                     0.85%          0.85%          0.85%          0.84%          0.85%
  Ratio of net investment income to average net assets:
    Before expense waiver                                    2.58%          2.75%          3.00%          4.04%          4.97%
    After expense waiver                                     2.71%          2.83%          3.11%          4.09%          5.11%
  Portfolio turnover rate(2)<F80>                           43.20%         67.46%         46.94%         74.60%         14.09%




                                                                        COUNTRY SHORT-TERM BOND FUND
                                                  ------------------------------------------------------------------------
                                                                                                          MARCH 1, 2002(1)<F79>
                                                   YEAR ENDED          YEAR ENDED          YEAR ENDED            THROUGH
                                                  JUNE 30, 2005       JUNE 30, 2004       JUNE 30, 2003       JUNE 30, 2002
                                                  -------------       -------------       -------------       -------------
CLASS A SHARES
Net asset value, beginning of period                  $10.18              $10.48              $10.42              $10.31
                                                      ------              ------              ------              ------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                 0.27                0.30                0.32                0.06
  Net realized and unrealized gains (losses)           (0.04)              (0.23)               0.14                0.11
                                                      ------              ------              ------              ------
    Total from investment operations                    0.23                0.07                0.46                0.17
                                                      ------              ------              ------              ------
  LESS DISTRIBUTIONS
  Dividends from net investment income                 (0.29)              (0.33)              (0.32)              (0.06)
  Distributions from capital gains                        --               (0.04)              (0.08)                 --
                                                      ------              ------              ------              ------
    Total distributions                                (0.29)              (0.37)              (0.40)              (0.06)
                                                      ------              ------              ------              ------
Net asset value, end of period                        $10.12              $10.18              $10.48              $10.42
                                                      ------              ------              ------              ------
                                                      ------              ------              ------              ------
TOTAL INVESTMENT RETURN(4)<F82>                         2.32%               0.86%               4.50%               1.64%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                $1,858              $1,374              $  920              $  113
  Ratio of expenses to average net assets:
    Before expense waiver                               0.98%               0.93%               0.96%               0.89%*<F83>
    After expense waiver                                0.85%               0.85%               0.85%               0.84%*<F83>
  Ratio of net investment income to average
    net assets:
    Before expense waiver                               2.58%               2.75%               3.00%               4.04%*<F83>
    After expense waiver                                2.71%               2.83%               3.11%               4.09%*<F83>
  Portfolio turnover rate(2)<F80>                      43.20%              67.46%              46.94%              74.60%


(1)<F79>  Class A inception date.
(2)<F80> Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)<F81> Prior to October 31, 2001, the COUNTRY Short-Term Bond Fund was known as the COUNTRY Short-Term Government Bond Fund.
(4)<F82>  Total investment return does not reflect sales load.
*<F83>    Annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                   COUNTRY BOND FUND
                                                          -------------------------------------------------------------------
                                                                                 YEARS ENDED JUNE 30,
                                                          -------------------------------------------------------------------
                                                          2005           2004           2003           2002       2001(3)<F86>
                                                          ----           ----           ----           ----       -------------
CLASS Y SHARES
Net asset value, beginning of year                      $ 10.28        $ 10.98        $ 10.46        $ 10.28        $  9.75
                                                        -------        -------        -------        -------        -------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                    0.41           0.43           0.45           0.52           0.57
  Net realized and unrealized gains (losses)               0.17          (0.40)          0.53           0.30           0.53
                                                        -------        -------        -------        -------        -------
    Total from investment operations                       0.58           0.03           0.98           0.82           1.10
                                                        -------        -------        -------        -------        -------
  LESS DISTRIBUTIONS
  Dividends from net investment income                    (0.42)         (0.42)         (0.45)         (0.52)         (0.57)
  Distributions from capital gains                        (0.10)         (0.31)         (0.01)         (0.12)            --
                                                        -------        -------        -------        -------        -------
    Total distributions                                   (0.52)         (0.73)         (0.46)         (0.64)         (0.57)
                                                        -------        -------        -------        -------        -------
Net asset value, end of year                            $ 10.34        $ 10.28        $ 10.98        $ 10.46        $ 10.28
                                                        -------        -------        -------        -------        -------
                                                        -------        -------        -------        -------        -------
TOTAL INVESTMENT RETURN                                    5.74%          0.43%          9.59%          8.15%         11.49%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                  $48,166        $39,813        $47,784        $47,149        $43,909
  Ratio of expenses to average net assets:
    Before expense waiver                                  1.24%          1.18%          1.12%          1.11%          1.17%
    After expense waiver                                   0.85%          0.85%          0.85%          0.85%          0.85%
  Ratio of net investment income to average net assets:
    Before expense waiver                                  3.61%          3.74%          3.88%          4.67%          5.29%
    After expense waiver                                   4.00%          4.07%          4.15%          4.93%          5.61%
  Portfolio turnover rate(2)<F85>                         27.37%         77.46%         74.73%         37.75%         49.90%



                                                                              COUNTRY BOND FUND
                                                  ------------------------------------------------------------------------
                                                                                                          MARCH 1, 2002(1)<F84>
                                                   YEAR ENDED          YEAR ENDED          YEAR ENDED            THROUGH
                                                  JUNE 30, 2005       JUNE 30, 2004       JUNE 30, 2003       JUNE 30, 2002
                                                  -------------       -------------       -------------       -------------
CLASS A SHARES
Net asset value, beginning of period                  $10.36              $11.05              $10.54              $10.38
                                                      ------              ------              ------              ------
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                 0.41                0.43                0.45                0.08
  Net realized and unrealized gains (losses)            0.17               (0.40)               0.52                0.16
                                                      ------              ------              ------              ------
    Total from investment operations                    0.58                0.04                0.97                0.24
                                                      ------              ------              ------              ------
  LESS DISTRIBUTIONS
  Dividends from net investment income                 (0.42)              (0.42)              (0.45)              (0.08)
  Distributions from capital gains                     (0.10)              (0.31)              (0.01)                 --
                                                      ------              ------              ------              ------
    Total distributions                                (0.52)              (0.73)              (0.46)              (0.08)
                                                      ------              ------              ------              ------
Net asset value, end of period                        $10.42              $10.36              $11.05              $10.54
                                                      ------              ------              ------              ------
                                                      ------              ------              ------              ------
TOTAL INVESTMENT RETURN(4)<F87>                         5.69%               0.53%               9.42%               2.30%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)                $2,804              $1,993              $1,137              $  141
  Ratio of expenses to average net assets:
    Before expense waiver                               1.24%               1.18%               1.12%               1.11%*<F88>
    After expense waiver                                0.85%               0.85%               0.85%               0.85%*<F88>
  Ratio of net investment income to average net assets:
    Before expense waiver                               3.61%               3.74%               3.88%               4.67%*<F88>
    After expense waiver                                4.00%               4.07%               4.15%               4.93%*<F88>
  Portfolio turnover rate(2)<F85>                      27.37%              77.46%              74.73%              37.75%


(1)<F84>  Class A inception date.
(2)<F85> Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)<F86> Prior to October 31, 2001, the COUNTRY Bond Fund was known as the COUNTRY Long-Term Bond Fund.
(4)<F87>  Total investment return does not reflect sales load.
*<F88>    Annualized.

                       See notes to financial statements.

COUNTRY MUTUAL FUNDS -- NOTES TO FINANCIAL STATEMENTS June 30, 2005

NOTE (A) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: The COUNTRY Mutual Funds Trust represent a series of nine funds (referred to herein as "Funds"). Each of the Funds has distinct investment objectives and policies. These financial statements contain five of the nine Funds. The five Funds are as follows: COUNTRY Growth Fund ("Growth Fund"); COUNTRY Balanced Fund ("Balanced Fund"); COUNTRY Tax Exempt Bond Fund ("Tax Exempt Bond Fund"); COUNTRY Short-Term Bond Fund ("Short-Term Bond Fund"); and COUNTRY Bond Fund ("Bond Fund"). The COUNTRY Mutual Funds Trust was organized as a business trust under the laws of Delaware on August 13, 2001. The Funds (formerly operated through four corporations) were reorganized as a series of the trust effective October 31, 2001. The Funds are registered under the Investment Company Act of 1940 (the "Act"), as amended, as diversified, open-ended management investment companies.

The Funds offer Class A and Class Y shares. Class A shares are sold with a front-end sales charge. Class Y shares have no sales charge and are offered only to qualifying institutional investors and shareholders of any COUNTRY Fund on or before March 1, 2002 who have continuously owned shares of any COUNTRY Fund since that date and to certain others who meet the standards set out in the Funds' Prospectus.

Class A shares sales charge is calculated as follows:

                                        SALES CHARGE
                                          AS % OF
            AMOUNT OF TRANSACTION      OFFERING PRICE
------------------------------------   --------------
GROWTH AND BALANCED
Up to $49,999                                5.50%
$50,000-$99,999                              4.50%
$100,000-$249,999                            3.50%
$250,000-$499,999                            2.50%
$500,000-$999,999                            2.00%
$1,000,000 & Above                              0%

TAX EXEMPT BOND AND BOND
Up to $49,999                                4.25%
$50,000-$99,999                              4.00%
$100,000-$249,999                            3.50%
$250,000-$499,999                            2.50%
$500,000-$999,999                            2.00%
$1,000,000 & Above                              0%

SHORT-TERM BOND
Up to $49,999                                2.50%
$50,000-$99,999                              2.00%
$100,000-$249,999                            1.50%
$250,000-$499,999                            1.00%
$500,000-$999,999                            0.75%
$1,000,000 & Above                              0%

The Funds' prospectus provides descriptions of each Fund's investment goals and principal strategies. Both classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

     (1) SECURITY VALUATION: In valuing a Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day. Securities primarily traded in the Nasdaq National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last bid price on the day of valuation. Over-the-counter securities not listed on the Nasdaq National Market System are valued at the mean of the current bid and asked prices. Securities other than short-term securities may also be valued on the basis of prices provided by a pricing service when such prices are believed by the Advisor to reflect the fair market value of such securities. Short-term investments, such as those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates fair market value. Securities may be valued at fair value as determined in good faith by the Board of Trustees.

     (2) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily and adjusted, if necessary, for accretion of discount and amortization of premium. Securities transactions are accounted for on the trade date basis. Gains or losses on the sale of securities are determined by use of the specific identification method for both financial reporting and income tax purposes.

     (3) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and intend to distribute substantially all of their net taxable income annually. Accordingly, no provisions for Federal income taxes have been recorded in the accompanying financial statements.

     (4) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

     (5) OTHER: Expenses shared by the Trust are allocated to each Fund based upon relative net assets. Expenses directly attributable to a Fund are charged to operations. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon relative net assets. Expenses directly attributable to a class of shares are charged to that class.

NOTE (B) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: The Growth Fund declares and distributes net investment income dividends to shareholders twice a year. The Balanced Fund, the Tax Exempt Bond Fund, the Short-Term Bond Fund and the Bond Fund declare and distribute net investment income dividends to shareholders monthly. Dividends are automatically reinvested in additional Fund shares, at the then current net asset value, for those shareholders that have elected the reinvestment option. Net realized gains from investment transactions, if any, of all Funds are generally distributed twice a year.

For the year ended June 30, 2005, the Tax Exempt Bond Fund designated 100% of its income distributions as tax exempt interest dividends.

NOTE (C) CAPITAL STOCK: At June 30, 2005, each of the Funds is authorized to issue an unlimited number of shares. Transactions in capital stock were as follows:


                                                    GROWTH FUND                                   BALANCED FUND
                                     ------------------------------------------     -----------------------------------------
                                         YEAR ENDED              YEAR ENDED             YEAR ENDED             YEAR ENDED
                                       JUNE 30, 2005            JUNE 30, 2004          JUNE 30, 2005          JUNE 30, 2004
                                     ------------------      ------------------     ------------------     ------------------
                                     SHARES     AMOUNT        SHARES     AMOUNT     SHARES      AMOUNT     SHARES      AMOUNT
                                     ------     ------        ------     ------     ------      ------     ------      ------
Class A
  Shares sold                       166,007  $ 3,765,640     163,768  $ 3,539,997   106,247   $1,596,160    112,517  $1,650,368
  Shares issued through
    Reinvestment of dividends         2,948       66,196         868       17,234     6,110       91,896      2,091      30,531
  Shares redeemed                   (36,966)    (839,777)    (11,094)    (240,348)  (22,557)    (340,076)   (11,187)   (162,502)
                                  ---------  -----------    --------  -----------  --------   ----------   --------  ----------
Total Class A transactions          131,989    2,992,059     153,542    3,316,883    89,800    1,347,980    103,421   1,518,397
                                  ---------  -----------    --------  -----------  --------   ----------   --------  ----------
Class Y
  Shares sold                     1,075,349   24,506,792     722,501   15,538,718   159,967    2,392,353    226,452   3,262,825
  Shares issued through
    Reinvestment of dividends        70,247    1,571,056      45,856      904,120    36,085      540,198     24,465     354,569
  Shares redeemed                  (866,927) (19,690,467)   (727,315) (15,393,995) (195,750)  (2,932,704)  (247,731) (3,599,657)
                                  ---------  -----------    --------  -----------  --------   ----------   --------  ----------
Total Class Y transactions          278,669    6,387,381      41,042    1,048,843       302         (153)     3,186      17,737
                                  ---------  -----------    --------  -----------  --------   ----------   --------  ----------
Net increase in capital stock       410,658  $ 9,379,440     194,584  $ 4,365,726    90,102   $1,347,827    106,607  $1,536,134
                                  ---------  -----------    --------  -----------  --------   ----------   --------  ----------
                                  ---------  -----------    --------  -----------  --------   ----------   --------  ----------




                                                                           TAX EXEMPT BOND FUND
                                                     -----------------------------------------------------------------
                                                            YEAR ENDED                              YEAR ENDED
                                                           JUNE 30, 2005                          JUNE 30, 2004
                                                     -------------------------              --------------------------
                                                     SHARES             AMOUNT              SHARES              AMOUNT
                                                     ------             ------              ------              ------
Class A
  Shares sold                                         12,236          $ 105,935              19,616           $  172,399
  Shares issued through reinvestment
    of dividends                                         691              6,008                 517                4,576
  Shares redeemed                                    (12,130)          (106,334)             (7,394)             (65,177)
                                                    --------         ----------            --------           ----------
Total Class A transactions                               797              5,609              12,739              111,798
                                                    --------         ----------            --------           ----------
Class Y
  Shares sold                                         48,330            421,445              61,912              546,772
  Shares issued through reinvestment
    of dividends                                      42,995            372,662              51,971              459,816
  Shares redeemed                                   (142,799)        (1,238,847)           (135,328)          (1,188,005)
                                                    --------         ----------            --------           ----------
Total Class Y transactions                           (51,474)          (444,740)            (21,445)            (181,417)
                                                    --------         ----------            --------           ----------
Net decrease in capital stock                        (50,677)        $ (439,131)             (8,706)          $  (69,619)
                                                    --------         ----------            --------           ----------
                                                    --------         ----------            --------           ----------




                                      SHORT-TERM BOND FUND                                    BOND FUND
                           --------------------------------------------      --------------------------------------------------
                              YEAR ENDED                YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                             JUNE 30, 2005            JUNE 30, 2004              JUNE 30, 2005               JUNE 30, 2004
                          -------------------      --------------------      --------------------        ----------------------
                          SHARES       AMOUNT      SHARES        AMOUNT      SHARES        AMOUNT        SHARES          AMOUNT
                          ------       ------      ------        ------      ------        ------        ------          ------
Class A
  Shares sold              67,280  $   685,015       73,369   $  756,126      99,800   $ 1,039,167       132,388    $ 1,396,330
  Shares issued through
    Reinvestment of
    dividends               4,899       49,724        3,809       39,213      11,337       117,676         9,473         99,315
  Shares redeemed         (23,494)    (238,186)     (30,037)    (310,155)    (34,461)     (358,524)      (52,319)      (552,859)
                        ---------  -----------   ----------   ----------    --------   -----------    ----------    -----------
Total Class A
  transactions             48,685      496,553       47,141      485,184      76,676       798,319        89,542        942,786
                        ---------  -----------   ----------   ----------    --------   -----------    ----------    -----------
Class Y
  Shares sold           1,677,817   16,965,429    1,181,476   12,138,163   1,285,697    13,291,459       711,768      7,472,280
  Shares issued through
    reinvestment
    of dividends          107,576    1,085,663      114,490    1,174,355     191,876     1,976,604       264,650      2,754,567
  Shares redeemed        (724,835)  (7,324,691)  (1,275,171) (13,109,731)   (691,816)   (7,142,405)   (1,456,703)   (15,276,607)
                        ---------  -----------   ----------   ----------    --------   -----------    ----------    -----------
Total Class Y
  transactions          1,060,558   10,726,401       20,795      202,787     785,757     8,125,658      (480,285)    (5,049,760)
                        ---------  -----------   ----------   ----------    --------   -----------    ----------    -----------
Net increase (decrease)
  in capital stock      1,109,243  $11,222,954       67,936   $  687,971     862,433   $ 8,923,977      (390,743)   $(4,106,974)
                        ---------  -----------   ----------   ----------    --------   -----------    ----------    -----------
                        ---------  -----------   ----------   ----------    --------   -----------    ----------    -----------


NOTE (D) INVESTMENT TRANSACTIONS: Purchases and sales of investment securities, other than U.S. government obligations and short-term investments, for the year ended June 30, 2005 were as follows:

                             PURCHASES             SALES
                             ---------             -----
Growth Fund                  $26,101,409         $24,392,104
Balanced Fund                $ 3,843,697         $ 3,350,325
Tax Exempt Bond Fund         $ 2,590,278         $ 2,923,493
Short-Term Bond Fund         $13,876,079         $13,883,946
Bond Fund                    $10,899,136         $ 8,331,271

For the year ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of U.S. government obligations were as follows:

                               PURCHASES            SALES
                               ---------            -----
Growth Fund                   $       --          $       --
Balanced Fund                 $  608,118          $  416,507
Tax Exempt Bond Fund          $       --          $       --
Short-Term Bond Fund          $7,162,237          $1,726,211
Bond Fund                     $4,983,774          $2,518,380

NOTE (E) INCOME TAX INFORMATION: At June 30, 2005, the components of accumulated earnings (losses) on a tax basis were as follows:



                                                                      TAX EXEMPT         SHORT-TERM
                                 GROWTH FUND       BALANCED FUND       BOND FUND         BOND FUND           BOND FUND
                                 -----------       -------------       ---------         ---------           ---------
Cost of investments              $146,977,833       $20,792,222       $13,382,401        $52,065,502         $49,300,387
                                 ------------       -----------       -----------        -----------         -----------
                                 ------------       -----------       -----------        -----------         -----------
Gross unrealized appreciation    $ 58,985,979       $ 4,970,683       $   412,580        $   172,388         $ 1,343,807
Gross unrealized depreciation      (5,636,981)         (479,235)          (39,295)          (310,926)            (65,079)
                                 ------------       -----------       -----------        -----------         -----------
Net unrealized appreciation      $ 53,348,998       $ 4,491,448       $   373,285        $  (138,538)        $ 1,278,728
                                 ------------       -----------       -----------        -----------         -----------
                                 ------------       -----------       -----------        -----------         -----------
Undistributed tax-exempt income  $         --       $        --       $     3,520        $        --         $        --
Undistributed ordinary income         785,949             5,336                --             12,494              15,993
Undistributed long-term capital
  gains                               414,815                --            62,041                 --              30,288
                                 ------------       -----------       -----------        -----------         -----------
Total distributable earnings     $  1,200,764       $     5,336       $    65,561        $    12,494         $    46,281
                                 ------------       -----------       -----------        -----------         -----------
                                 ------------       -----------       -----------        -----------         -----------
Other accumulated losses and
  temporary differences          $         --       $   (95,030)      $        --        $  (169,290)        $        --
                                 ------------       -----------       -----------        -----------         -----------
Total accumulated earnings       $ 54,549,762       $ 4,401,754       $   438,846        $  (295,334)        $ 1,325,009
                                 ------------       -----------       -----------        -----------         -----------
                                 ------------       -----------       -----------        -----------         -----------


The tax character of distributions paid during the years ended June 30, 2005 and June 30, 2004 were as follows:

                          FOR THE YEAR ENDED       FOR THE YEAR ENDED
                            JUNE 30, 2005            JUNE 30, 2004
                            -------------            -------------
GROWTH FUND
Ordinary income               $1,766,623               $ 999,105
Long-term capital gain                --                      --
                              ----------               ---------
                              $1,766,623               $ 999,105
                              ----------               ---------
                              ----------               ---------

                          FOR THE YEAR ENDED       FOR THE YEAR ENDED
                            JUNE 30, 2005            JUNE 30, 2004
                            -------------            -------------
BALANCED FUND
Ordinary income              $ 486,131                $ 356,857
Long-term capital gain         205,521                   66,687
                             ---------                ---------
                             $ 691,652                $ 423,544
                             ---------                ---------
                             ---------                ---------

                          FOR THE YEAR ENDED       FOR THE YEAR ENDED
                            JUNE 30, 2005            JUNE 30, 2004
                            -------------            -------------
TAX EXEMPT BOND FUND
Tax-exempt income            $ 454,212                $ 459,487
Ordinary income                 21,968                    2,286
Long-term capital gain          49,263                  160,995
                             ---------                ---------
                             $ 525,443                $ 622,768
                             ---------                ---------
                             ---------                ---------

                          FOR THE YEAR ENDED       FOR THE YEAR ENDED
                            JUNE 30, 2005            JUNE 30, 2004
                            -------------            -------------
SHORT-TERM BOND FUND
Ordinary income             $1,346,194               $1,376,241
Long-term capital gain              --                  103,907
                            ----------               ----------
                            $1,346,194               $1,480,148
                            ----------               ----------
                            ----------               ----------

                          FOR THE YEAR ENDED       FOR THE YEAR ENDED
                            JUNE 30, 2005            JUNE 30, 2004
                          ------------------       ------------------
BOND FUND
Ordinary income             $1,985,680                 $2,130,518
Long-term capital gain         295,427                    972,928
                            ----------                 ----------
                            $2,281,107                 $3,103,446
                            ----------                 ----------
                            ----------                 ----------

Capital loss carryovers and post-October loss deferrals as of June 30, 2005 were as follows:

                     NET CAPITAL       CAPITAL LOSS        POST-OCTOBER
                        LOSS            CARRYOVER              LOSS
                  CARRYOVER(1)<F89>     EXPIRATION       DEFERRAL(2)<F90>
                  -----------------     ----------       ----------------
Balanced Fund          $    --              --               $95,030
Short-Term
Bond Fund              $70,112           06/30/13            $99,178

(1)<F89> Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryovers.
(2)<F90>  Loss is recognized for tax purposes on July 1, 2005.

NOTE (F) ADVISORY AND OTHER RELATED PARTY TRANSACTIONS: Under its Advisory Agreements with the Funds, COUNTRY Trust Bank (the "Advisor") provides investment advisory services for the Funds. The Funds pay the Advisor at the following annual percentage rates of the average daily net assets of each Fund:
Growth Fund 0.75%; Balanced Fund 0.75%; Tax Exempt Bond Fund 0.50%; Short-Term Bond Fund 0.50%; and Bond Fund 0.75%. These fees are accrued daily and paid to the Advisor monthly. COUNTRY Trust Bank serves as the Funds' Custodian, without compensation after voluntary waivers. Custody fees waived for Growth Fund, Balanced Fund, Tax Exempt Bond Fund, Short-Term Bond Fund and Bond Fund for the year ended June 30, 2005 were: $26,208, $3,808, $3,363, $6,651, and $5,782, respectively.

The Advisor agreed to reduce its fees and reimburse the Short-Term Bond Fund, the Bond Fund and the Tax Exempt Bond Fund to the extent total annualized expenses exceed 0.85% of average daily net assets. This agreement has been in effect for the Short-Term Bond Fund and the Bond Fund since November 1, 1997 as a non-contractual waiver. Effective January 30, 2002, this agreement became contractual. A contractual agreement has been in place for the Tax Exempt Bond Fund since September 25, 2003.

Investment advisory fees, for the year ended June 30, 2005, were as follows:

                          EXPENSES
                          ADVISORY        ADVISORY         REIMBURSED
                            RATE             FEE        BY ADVISOR*<F91>
                            ----             ---        ----------------
Growth Fund                0.75%         $1,407,761         $     --
Balanced Fund              0.75%          $ 181,545         $     --
Tax Exempt Bond Fund       0.50%          $  71,905         $ 40,562
Short-Term Bond Fund       0.50%          $ 229,390         $ 50,766
Bond Fund                  0.75%          $ 345,431         $175,645

*<F91>    Excludes waiver of custody fees.

At June 30, 2005, 65.0% of the shares outstanding of the Growth Fund, 68.6% of the shares outstanding of the Balanced Fund, 17.4% of the shares outstanding of the Tax Exempt Bond Fund, 94.2% of the shares outstanding of the Short-Term Bond Fund, and 92.7% of the shares outstanding of the Bond Fund are represented by omnibus accounts held for the benefit of the Advisor's clients, including a defined contribution benefit plan sponsored by the Advisor.

The legal counsel to the Funds also serves as in-house counsel to the Advisor and as secretary to the Funds. Legal fees expensed by the Growth Fund, Balanced Fund, Tax Exempt Bond Fund, Short-Term Bond Fund and Bond Fund during the year ended June 30, 2005 were $51,928, $6,868, $4,225, $12,243, and $12,692, respectively.

NOTE (G) DISTRIBUTION SERVICES AGREEMENTS:  Quasar Distributors,
LLC serves as the Funds' Distributor. Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Funds have each adopted a Plan of Distribution (the "Plans"), effective October 31, 2001. The Plans permit the Funds to pay certain expenses associated with the distribution of their shares. The maximum annual contractual fee under the Plans is 0.25% of the average daily net assets of each Fund. For the year ended June 30, 2005, the Rule 12b-1 expenses incurred by the Growth Fund, the Balanced Fund, the Tax Exempt Fund, the Short-Term Bond Fund and the Bond Fund were 0.09%, 0.11%, 0.17%, 0.03%, and 0.04%, respectively.

COUNTRY MUTUAL FUNDS -- REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of COUNTRY Mutual Funds:

We have audited the accompanying statements of assets and liabilities of COUNTRY Mutual Funds, comprising COUNTRY Growth Fund, COUNTRY Balanced Fund, COUNTRY Tax Exempt Bond Fund, COUNTRY Short-Term Bond Fund and COUNTRY Bond Fund (the "Funds"), including the schedules of investments, as of June 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods prior to June 30, 2003 were audited by other auditors whose report dated August 14, 2002, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of June 30, 2005 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting COUNTRY Mutual Funds at June 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP
Chicago, Illinois
August 24, 2005

COUNTRY MUTUAL FUNDS -- ADDITIONAL TAX INFORMATION (unaudited)

The Country Growth Fund and Country Balanced Fund designate 100% and 65%, respectively, for the fiscal year ended June 30, 2005 of dividends declared from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

COUNTRY MUTUAL FUNDS -- TRUSTEES AND OFFICERS INFORMATION

COUNTRY MUTUAL FUNDS TRUST(1)<F92> TRUSTEES AND OFFICERS



NAME/ADDRESS(2)<F93>/                                              PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
BIRTHDAY                  AGE      POSITION HELD                   AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
---------------------     ---      -------------                   -------------------------------------------
Charlot R. Cole           64       Trustee since 1996              Property Developer, 1979 to date; Member Macoupin-Greene County
(6/12/41)                                                          Cooperation Extension Council (formerly Macoupin
                                                                   County Cooperative Extension Council), 1992 to date and
                                                                   President, 1995 to date; Secretary/Treasurer, Cole Farms, Inc.,
                                                                   1993 to date.  Farmer.

David A. Downs*<F99>      56       Trustee since 2002              Director:  Illinois Agricultural Association and Affiliated
(10/26/48)                                                         Companies, 1996 to date(3)<F94>; Director:  COUNTRY
                                                                   Trust Bank, 2002 to date (4)<F95>.

Nancy J. Erickson         47       Trustee since 1995              President of McHatton Farm Management, Inc., 1981 to date.
(8/24/57)                                                          Farmer.

Robert D. Grace           58       Trustee since 2001              Director, Illini FS, Inc., 1990 to date; Secretary, Illini FS,
(3/20/47)                                                          Inc., 1997 to date. Farmer.

Ailene Miller             79       Trustee since 1991              McLean County Illinois Board Member, 1986 to date; Member of IAA
(11/13/25)                                                         Foundation Trustee Emeritus, 1988 to date.

Robert L. Phelps*<F99>    52       Trustee since 2000              Director:  Illinois Agricultural Association and Affiliated
(9/17/52)                                                          Companies, 1992 to 2004 (3)<F94>; Director:  COUNTRY
                                                                   Trust Bank, 1996 to 2004 (4)<F95>.  Farmer.

Robert W. Weldon          71       Trustee since 2003              Board Member, Town or Normal Police Pension Board, 2001 to date;
(1/30/34)                                                          Vice President-Finance & Treasurer: Illinois
                                                                   Agricultural Association and Affiliate Companies (3)<F94> 1974
                                                                   to 1998; Treasurer IAA Trust Company (Now COUNTRY
                                                                   Trust Bank), 1974 to 1998.

Bruce D. Finks            52       Vice President since 1996       Vice President - Investments:  COUNTRY Trust Bank, 1995 to date
(1/31/53)                                                          (4)<F95>.

Robert J. McDade          36       Vice President since 2003       Vice President Trust Services and Trust Officer:  COUNTRY Trust
(10/16/68)                                                         Bank (4)<F95>, March 17, 2003 to date; Assistant
                                                                   General Counsel:  Illinois Agricultural Association and
                                                                   Affiliated Companies (3)<F94>, 1995 to March, 2003.

John D. Blackburn         57       Vice President since 2001       Chief Executive Officer:  COUNTRY Insurance & Financial Services
(4/2/48)                                                           (5)<F96>, 2001 to date; Senior Vice President
                                                                   Marketing:  COUNTRY Insurance & Financial Services, 1996 to
                                                                   2001.

Robert W. Rush, Jr.       59       Vice President since 1999       Senior Vice President & Trust Officer:  COUNTRY Trust Bank, 1999
(9/3/45)                                                           to date;  Chairman, President & CEO:  Bank One Illinois,
                                                                   1972 to 1999 (including predecessor positions and companies).

Philip T. Nelson*<F99>    48       Trustee and President           Vice President: COUNTRY Mutual Funds Trust, 2000 - December 10,
(6/12/57)                          since December 10, 2003         2003; Director and Vice
                                                                   President:  Illinois Agricultural Association and Affiliated
                                                                   Companies, 1999 to date (3)<F94>; Vice President:  COUNTRY Trust
                                                                   Bank, 1999 to date (4)<F95>; President - LaSalle County Farm
                                                                   Bureau, 1993 to 1999.  Farmer.

Paul M. Harmon            63       Secretary since 1995 and        General Counsel:  Illinois Agricultural Association and
(7/17/42)                          General Counsel since 1996      Affiliated Companies, 1996
                                                                   to date (3)<F94>; Secretary:  Illinois Agricultural Association and Affiliated Companies, 1998 to date (3)<F94>; General Counsel
                                                                   & Secretary:  COUNTRY Trust Bank, 1996 to date (4)<F95>.

Richard F. Day            65       Controller since 1992 (6)<F97>  Controller:  COUNTRY Trust Bank, 1974 to date (4)<F95>.
(6/14/40)

William J. Hanfland       64       Treasurer since                 Assistant Treasurer: COUNTRY Mutual Funds Trust 1981 - July 21,
(7/12/41)                          July 21, 2003 (7)<F98>          2003; Vice  President-Finance & Treasurer Illinois Agricultural
                                                                   Association and Affiliated Companies, June, 2003 to
                                                                   date (3)<F94>; Treasurer:  Illinois Agricultural Holding Co.and
                                                                   Illinois Agricultural Service
                                                                   Company, June, 2003 to date; Assistant Treasurer: Illinois
                                                                   Agricultural Association and Affiliated Companies, 1981 to 2003
                                                                   (3)<F94>.

(1)<F92> COUNTRY Mutual Funds Trust was formed through the reorganization of COUNTRY Growth Fund, Inc., COUNTRY Asset Allocation Fund Inc., COUNTRY Tax Exempt Bond Fund, Inc. and COUNTRY Taxable Fixed Income Series Fund, Inc. In 2003, the following funds were organized as new portfolios held in COUNTRY Mutual Funds Trust; COUNTRY VP Growth Fund, COUNTRY VP Balanced Fund, COUNTRY VP Short-Term Bond Fund and COUNTRY VP Bond Fund. COUNTRY Growth Fund, Inc. was formerly known as IAA Trust Growth Fund, Inc. COUNTRY Asset Allocation Fund, Inc. was formerly known as IAA Trust Asset Allocation Fund, Inc. COUNTRY Tax Exempt Bond Fund was formerly know as IAA Trust Tax Exempt Bond Fund. COUNTRY Taxable Fixed Income Series Fund, Inc. was formerly IAA Trust Taxable Fixed Income Series Fund, Inc. and IAA Trust Money Market Fund, Inc. All trustees represent all nine portfolios of the COUNTRY Mutual Funds complex.
(2)<F93> The mailing address for all officers and trustees of the funds is c/o COUNTRY Trust Bank, 1705 N. Towanda Avenue, Bloomington, Illinois 61702.
(3)<F94> Affiliated Companies of the Illinois Agricultural Association include without limitation members of the COUNTRY Insurance & Financial Services Group, Illinois Agricultural Holding Co., AgriVisor Services, Inc., Illinois Agricultural Service Company and IAA Foundation.
(4)<F95> COUNTRY Trust Bank was formed on May 1, 2000 and is the successor to IAA Trust Company, an Illinois corporation with trust powers which was reorganized into a federal thrift.
(5)<F96> COUNTRY Insurance & Financial Services is a group of insurance and financial services companies which includes: COUNTRY Mutual Insurance Company, COUNTRY Preferred Insurance Company, COUNTRY Casualty Insurance Company, COUNTRY Life Insurance Company, COUNTRY Investors Life Assurance Company, COUNTRY Medical Plans, Inc., COUNTRY Capital Management Company, COUNTRY Trust Bank and CC Services, Inc. and other Affiliated Companies.
(6)<F97> As of July 1, 2005 Peter J. Borowski became Controller of COUNTRY Mutual Funds Trust.
(7)<F98> As of July 1, 2005 Kurt F. Bock became Treasurer of COUNTRY Mutual Funds Trust.
*<F99>    Interested Trustees

AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Funds vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-245-2100 and the SEC's website at www.sec.gov. Information regarding how the
                                      -----------
Funds voted proxies relating to portfolio securities during the period ending June 30, 2005 will be available after August 31, 2005 on the SEC's website at www.sec.gov or by calling the toll-free number listed above.
-----------

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

Beginning with the Funds' fiscal quarter ending September 30, 2004, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q. The Funds will file Form N-Q for the first and third quarters of each fiscal year. The Funds' Form N-Q are on the SEC's website at www.sec.gov and may be
                                                       -----------
reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ILLUSTRATION OF $10,000 INVESTMENT June 30, 2005

GROWTH FUND vs. STANDARD & POOR'S 500 INDEX AND LIPPER LARGE CAP CORE FUNDS AVERAGE

                                                               Lipper
         Date     Growth(1)<F1>           S&P 500          Large Cap Core
         ----     ---------------         -------          --------------
        6/30/95        $10,000             $10,000             $10,000
        6/29/96        $12,151             $12,600             $12,302
        6/29/97        $15,618             $16,972             $15,867
        6/30/98        $17,334             $22,091             $20,018
        6/30/99        $21,857             $27,119             $23,851
      6/29/2000        $24,107             $29,084             $25,960
      6/29/2001        $23,173             $24,771             $22,375
      6/30/2002        $20,137             $20,315             $18,124
      6/30/2003        $20,021             $20,366             $17,861
      6/30/2004        $23,333             $24,258             $20,744
      6/30/2005        $24,786             $25,792             $21,658

            Past performance is not indicative of future results.

(1)<F1> The above graph represents the growth of $10,000 of Class Y shares of the Growth Fund. Class A shares of the Fund commenced on March 1, 2002. Since inception returns for Class A shares are provided below.

  Average Annual Returns*<F2>
  Class Y -- 1 Year                                         6.23%
  Class Y -- 5 Year                                         0.56%
  Class Y -- 10 Year                                        9.50%
  Class Y -- Since Inception (04/21/66)                     9.26%
  Class A -- 1 Year (No Load)                               6.22%
  Class A -- Since Inception (03/01/02) (No Load)           3.22%
  Class A -- 1 Year (Load)**<F3>                            0.37%
  Class A -- Since Inception (03/01/02) (Load)**<F3>        1.48%


*<F2> Fund returns are net of all fees and transaction costs, while the Index returns are based soley on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.
**<F3>    Reflects maximum sales charge of 5.50%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling or visiting www.countryinvestment.com

ILLUSTRATION OF $10,000 INVESTMENT June 30, 2005

BALANCED FUND vs. MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX, LIPPER BALANCED FUND AVERAGE AND LIPPER FLEXIBLE FUNDS AVERAGE

                                     Merrill          Lipper         Lipper
         Date     Balanced(1)<F4>     Lynch          Balanced       Flexible
         ----     ---------------    -------         --------       --------
        6/30/95      $10,000        $10,000          $10,000        $10,000
        6/29/96      $11,474        $10,494          $11,562        $11,670
        6/29/97      $13,763        $11,354          $13,849        $14,008
        6/30/98      $15,334        $12,565          $16,346        $16,599
        6/30/99      $17,820        $12,952          $18,123        $18,287
      6/29/2000      $19,271        $13,544          $19,060        $19,902
      6/29/2001      $19,033        $15,046          $18,720        $18,923
      6/29/2002      $17,466        $16,339          $17,137        $17,237
      6/30/2003      $18,161        $18,091          $17,635        $17,574
      6/30/2004      $19,897        $18,145          $19,690        $19,907
      6/30/2005      $21,098        $19,409          $20,970        $21,354

            Past performance is not indicative of future results.

(1)<F4> The above graph represents the growth of $10,000 of Class Y shares of the Balanced Fund. Class A shares of the Fund commenced on March 1, 2002. Since inception returns for Class A shares are provided below.

  Average Annual Returns*<F5>
  Class Y -- 1 Year                                         6.04%
  Class Y -- 5 Year                                         1.83%
  Class Y -- 10 Year                                        7.75%
  Class Y -- Since Inception (12/07/78)                     8.92%
  Class A -- 1 Year (No Load)                               6.09%
  Class A -- Since Inception (03/01/02) (No Load)           3.61%
  Class A -- 1 Year (Load)**<F6>                            0.28%
  Class A -- Since Inception (03/01/02) (Load)**<F6>        1.87%

*<F5> Fund returns are net of all fees and transaction costs, while the Index returns are based soley on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.
**<F6>    Reflects maximum sales charge of 5.50%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling or visiting www.countryinvestment.com

ILLUSTRATION OF $10,000 INVESTMENT June 30, 2005

TAX EXEMPT BOND vs. LIPPER INTERMEDIATE MUNICIPAL BOND INDEX AND LEHMAN BROTHERS' 5 YEAR MUNICIPAL BOND INDEX

                    Tax Exempt             Lipper              Lehman
        Date        Bond(1)<F7>         Intermediate         5 yr. Muni
        ----       -------------        ------------         ----------
        6/30/95        $10,000             $10,000             $10,000
        6/29/96        $10,530             $10,523             $10,506
        6/29/97        $11,388             $11,228             $11,154
        6/30/98        $12,236             $11,992             $11,850
        6/30/99        $12,498             $12,245             $12,236
      6/29/2000        $12,893             $12,565             $12,696
      6/29/2001        $13,890             $13,628             $13,816
      6/29/2002        $14,660             $14,456             $14,798
      6/30/2003        $15,551             $15,499             $15,897
      6/30/2004        $15,481             $15,496             $15,934
      6/30/2005        $16,003             $16,277             $16,639

     Past performance is not indicative of future results.

(1)<F7> The above graph represents the growth of $10,000 of Class Y shares of the Tax Exempt Fund. Class A shares of the Fund commenced on March 1, 2002. Since inception returns for Class A shares are provided below.

  Average Annual Returns*<F8>
  Class Y -- 1 Year                                         3.37%
  Class Y -- 5 Year                                         4.42%
  Class Y -- 10 Year                                        4.81%
  Class Y -- Since Inception (12/07/78)                     5.45%
  Class A -- 1 Year (No Load)                               3.12%
  Class A -- Since Inception (03/01/02) (No Load)           3.15%
  Class A -- 1 Year (Load)**<F9>                          (1.30)%
  Class A -- Since Inception (03/01/02) (Load)**<F9>        1.82%

*<F8> Fund returns are net of all fees and transaction costs, while the Index returns are based soley on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.
**<F9>    Reflects maximum sales charge of 4.25%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling or visiting www.countryinvestment.com

ILLUSTRATION OF $10,000 INVESTMENT June 30, 2005

SHORT-TERM BOND FUND vs. MERRILL LYNCH U.S. DOMESTIC MASTER 1-3 YEAR BOND INDEX, MERRILL LYNCH U.S. TREASURY/AGENCY 1-3 YEAR BOND INDEX AND LIPPER SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE

                                                   Merrill Lynch   Lipper Short
                    Short-Term     Merrill Lynch   U.S. Treasury    Investment
        Date      Bond (1)<F10>    U.S. Domestic       Agency       Grade Debt
        ----      -------------    -------------   -------------    ----------
        6/30/96      $10,000          $10,000         $10,000        $10,000
        6/30/97      $10,210          $10,291         $10,299        $10,278
        6/30/98      $10,874          $10,994         $10,999        $10,946
        6/30/99      $11,338          $11,568         $11,560        $11,403
      6/30/2000      $11,841          $12,138         $12,127        $11,910
      6/30/2001      $12,803          $13,280         $13,244        $12,939
      6/30/2002      $13,619          $14,187         $14,151        $13,576
      6/30/2003      $14,222          $14,952         $14,823        $14,250
      6/30/2004      $14,330          $15,034         $14,894        $14,307
      6/30/2005      $14,665          $15,404         $15,199        $14,638

                        Past performance is not indicative of future results.

(1)<F10> The above graph represents the growth of $10,000 of Class Y shares of the Short-Term Bond Fund. Class A shares of the Fund commenced on March 1, 2002. Since inception returns for Class A shares are provided below.

  Average Annual Returns*<F11>
  Class Y -- 1 Year                                         2.34%
  Class Y -- 5 Year                                         4.37%
  Class Y -- Since Inception (01/03/97)                     4.61%
  Class A -- 1 Year (No Load)                               2.32%
  Class A -- Since Inception (03/01/02) (No Load)           2.77%
  Class A -- 1 Year (Load)**<F12>                         (0.22)%
  Class A -- Since Inception (03/01/02) (Load)**<F12>       2.00%

*<F11> Fund returns are net of all fees and transaction costs, while the Index returns are based soley on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.
**<F12>   Reflects maximum sales charge of 2.50%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling or visiting www.countryinvestment.com

ILLUSTRATION OF $10,000 INVESTMENT June 30, 2005

BOND FUND vs. MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE

                                                                   Lipper
                                                                Intermediate
                                                                 Investment
        Date             Bond(1)<F13>      Merrill Lynch         Grade Debt
        ----             ------------      -------------         ----------
        6/30/96            $10,000            $10,000            $10,000
        6/30/97            $10,244            $10,355            $10,294
        6/30/98            $11,293            $11,460            $11,303
        6/30/99            $11,664            $11,813            $11,542
      6/30/2000            $12,155            $12,353            $11,952
      6/30/2001            $13,551            $13,724            $13,180
      6/30/2002            $14,655            $14,903            $14,073
      6/30/2003            $16,061            $16,500            $15,488
      6/30/2004            $16,130            $16,550            $15,516
      6/30/2005            $17,056            $17,703            $16,457

                    Past performance is not indicative of future results.

(1)<F13> The above graph represents the growth of $10,000 of Class Y shares of the Bond Fund. Class A shares of the Fund commenced on March 1, 2002. Since inception returns for Class A shares are provided below.

  Average Annual Returns*<F14>
  Class Y -- 1 Year                                         5.74%
  Class Y -- 5 Year                                         7.01%
  Class Y -- Since Inception (01/03/97)                     6.49%
  Class A -- 1 Year (No Load)                               5.69%
  Class A -- Since Inception (03/01/02) (No Load)           5.34%
  Class A -- 1 Year (Load)**<F15>                           1.20%
  Class A -- Since Inception (03/01/02) (Load)**<F15>       3.98%

*<F14> Fund returns are net of all fees and transaction costs, while the Index returns are based soley on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.
**<F15>   Reflects maximum sales charge of 4.25%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling or visiting www.countryinvestment.com

This page intentionally left blank.

Statement of Additional Information (SAI):

The SAI contains more detailed information on all aspects of the Funds. It has been filed with the Securities and Exchange Commission and is incorporated by reference.

To request a free copy of the current SAI please write or call

  COUNTRY Funds
  U.S. Bancorp Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI 53201-0701
  (800) 245-2100

or contact

  COUNTRY Trust Bank
  (309) 821-4600

Information about the Funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. You may request documents from the SEC, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102. To aid you in obtaining this information, the Funds' 1940 Act registration number is 811-10475.

investment and retirement solutions

  COUNTRY Trust Bank
  1705 N. Towanda Ave., PO Box 2020
  Bloomington, IL 61702-2020
  www.countryinvestment.com
  -------------------------

SEC file # 811-10475

COUNTRY MUTUAL FUNDS TRUST
COUNTRY Growth Fund
COUNTRY Balanced Fund
COUNTRY Tax Exempt Bond Fund
COUNTRY Short-Term Bond Fund
COUNTRY Bond Fund

BOARD OF TRUSTEES
Philip T. Nelson
Charlot R. Cole
David A. Downs
Nancy J. Erickson
Roger D. Grace
Ailene Miller
Robert L. Phelps
Robert W. Weldon

OFFICERS
Philip T. Nelson, President
Bruce D. Finks, Vice President
Robert W. Rush Jr., Vice President
Richard L. Guebert, Jr., Vice President
John D. Blackburn, Vice President
Robert J. McDade, Vice President
Paul M. Harmon, Secretary
William J. Hanfland, Treasurer
Richard F. Day, Controller
Barbara L. Mosson, Chief Compliance Officer

INVESTMENT ADVISOR
COUNTRY Trust Bank
Bloomington, Illinois

DISTRIBUTOR
Quasar Distributors, LLC
Milwaukee, Wisconsin

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
Milwaukee, Wisconsin

CUSTODIAN
COUNTRY Trust Bank
1705 N. Towanda Ave.
Bloomington, Illinois  61702-2020
www.countryinvestment.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois

GENERAL COUNSEL
Paul M. Harmon, Esq.
Office of the General Counsel
Bloomington, Illinois

This Report has been prepared for the general information of shareholders of the Funds and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which contains details concerning the sales charge and other pertinent information.

  (COUNTRY MUTUAL FUNDS LOGO)                                 F30-113-06 (08/05)

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Robert W. Weldon is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, and tax services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees and tax fees by the principal accountant.


                          FYE  6/30/05          FYE  6/30/04

                          ------------          ------------

Audit Fees                $85,400               $84,200
Audit-Related Fees        $0                    $0
Tax Fees                  $20,000               $20,000
All Other Fees            $0                    $0


The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees         FYE  06/30/05       FYE  06/30/04
----------------------         -------------       -------------

Registrant                     $0                  $0
Registrant's Investment        $32,100             $28,400
Adviser

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

     (a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

     (b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
------------------

     (a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

          (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

          (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

     (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     (Registrant)   COUNTRY Mutual Funds Trust
                    --------------------------

     By (Signature and Title) /s/ Philip T. Nelson
                              --------------------
                              Philip T. Nelson, President

     Date  August 23, 2005
           ---------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title) /s/ Philip T. Nelson
                              --------------------
                              Philip T. Nelson, President

     Date  August 23, 2005
           ---------------

     By (Signature and Title) /s/ Kurt F. Bock
                              ----------------
                              Kurt F. Bock, Treasurer

     Date  August 23, 2005
           ---------------